     As filed with the Securities and Exchange Commission on March 6, 2008

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3023

                                   FORUM FUNDS
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900

                  Simon D. Collier, Principal Executive Officer
                               Two Portland Square
                              Portland, Maine 04101
                                  207-553-7110


                      Date of fiscal year end: December 31

          Date of reporting period: January 1, 2007 - December 31, 2007

ITEM 1. REPORT TO STOCKHOLDERS.

                                    [GRAPHIC]




                                                                 Adams Harkness
                                                          Small Cap Growth Fund

                                                                  Annual Report
                                                              December 31, 2007

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
SHAREHOLDER LETTER
DECEMBER 31, 2007
--------------------------------------------------------------------------------

Dear Shareholder:

2007 was a very challenging year for equity investors. While the year started off on a strong note, fears of a pullback in the housing market caused a correction in the early spring. The markets then moved higher, only to face more serious fears in the late summer over credit derivatives and the housing market. Although the market moved higher again after the mid-August correction, it peaked for the year in mid-October. For the year, most U.S. market indices showed single digit gains, but the year was more volatile than one might have initially predicted.

For the year, the Adams Harkness Small Cap Growth Fund increased 20.54%, versus a 7.05% return for its benchmark, the Russell 2000 Growth Index. We attribute the Fund's performance to several factors. First, as you know, we added to our research staff at the end of 2006; we believe that this additional staff had a positive impact on performance. Second, the market environment was suited to our strengths. Ours is a stock-picking process: we attempt to identify those few companies that we think can deliver above average earnings growth in a wide variety of economic scenarios, because their growth is being driven by secular, not cyclical, trends. As many investors became more concerned about earnings growth, as the economy slowed throughout 2007, some became willing to pay more for the kinds of companies in which the Fund invests.

FOR A LONGER PERSPECTIVE, THE FUND'S 1-YEAR AND SINCE INCEPTION
(2/27/04) AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2007 WERE 20.54% AND 11.24% RESPECTIVELY. PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE FUND'S RETURN ASSUMES THE REINVESTMENT OF DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. FOR THE PERIOD REPORTED, SOME OF THE FUND'S FEES WERE WAIVED OR EXPENSES REIMBURSED; OTHERWISE, TOTAL RETURN WOULD HAVE BEEN LOWER. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S ANNUAL OPERATING EXPENSE RATIO (GROSS) IS 2.65%. HOWEVER, THE FUND'S ADVISER HAS AGREED TO CONTRACTUALLY WAIVE A PORTION OF ITS FEES AND/OR REIMBURSE EXPENSES SUCH THAT TOTAL OPERATING EXPENSES DO NOT EXCEED 1.90% WHICH IS IN EFFECT UNTIL APRIL 30, 2008. SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS OF PURCHASE WILL BE CHARGED A 1.00% REDEMPTION FEE. RETURNS GREATER THAN ONE YEAR ARE ANNUALIZED. FOR THE MOST RECENT MONTH END PERFORMANCE, PLEASE CALL (800) 441-7031 OR VISIT THE FUND'S WEBSITE AT WWW.AHSMALLCAP.COM.

Several events occurred in 2007 on the macroeconomic front which we believe will be significant to the investment climate for many years to come: the Federal Reserve reversed its interest rate policy from one of rate increases to one of rate cuts, and economic growth slowed significantly. Both of these events have the potential to enhance the value of growth stocks. The Federal Reserve's previous policy of interest rate increases put a cap on the price/earnings multiples that many investors were willing to pay for earnings growth; as rates rose, that cap went down, putting downward pressure on multiples. At the same time, when economic growth was more robust, earnings growth was taken for granted by investors -- earnings growth of 15% or better was assumed by the investors for most companies. As the economy slowed throughout 2007, however, earnings growth also slowed, from high single digits for the S&P 500 Index in the first quarter of 2007 to negative single digits forecasted for the fourth quarter of 2007. This slowdown in earnings growth made some investors willing to pay higher prices for those companies that continued to deliver above average earnings growth. Both

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
SHAREHOLDER LETTER
DECEMBER 31, 2007
--------------------------------------------------------------------------------

of these changes we view as "secular" as opposed to "cyclical". We see both slower growth and lower rates being part of the economic backdrop for some time to come, and we believe that this will be a positive backdrop for our investment strategy.

From a sector viewpoint, we were well positioned in 2007, being underweight in financial stock, no exposure to Real Estate Investment Trusts (REITs) and overweight in healthcare, consumer and technology stocks for most of the year. The attribution work indicates, however, that it was individual stock selection that was the major contributor to the Fund's performance. In that respect, we had something very unusual happen in 2007 that we believe is worth mentioning: we had quite a few takeovers in the Fund. We do not normally see a lot of takeovers in our strategy, as growth companies are not usually targets of takeovers because such acquisitions tend to be dilutive to other corporations, given the price/earnings multiples they carry, and they are not cheap enough in the public market to be attractive as LBO's (leveraged buyouts). However, in 2007, large corporations were buyers of smaller corporations that could provide them with new avenues of business. We had over ten corporations that either were bought by larger corporations in 2007 or had agreements to be acquired announced; among the more notable were Ventana Medical Systems, and Pharmion Corporation. We believe that this is a trend that will continue as larger corporations look for new avenues of growth; we caution, however, that we do not invest in companies for their takeover potential, nor do we consider that possibility in any of our analysis or valuation work.

As you know, our investment discipline pushes us to take losses quickly, as a risk mitigation tool. While there were holdings that declined during the year, the majority of them were smaller holdings and thus did not have a significant negative impact on the performance of the overall portfolio. Among them were Optium Corporation, Compellent Technologies, and Opnext Inc.

As we write this, the consensus on Wall Street has become that a recession is inevitable, and the issue is the length and the severity of it. The current economic climate reminds us in many ways of the situation that existed after the Savings and Loan collapse in the 1989-1990 timeframe. In that case, a mild six-month recession did occur, and while the economy did come out of the recession reasonably quickly, it grew at a very slow pace (0-2%) for a number of years after the recession was over. We think the current environment will unfold in a very similar manner. The system will heal itself, but it will take time. As a result of all of the issues facing housing and the banking system, we believe that Gross Domestic Product (GDP) will remain in the 0%-2% range for some number of years to come. As the rest of the world slows slightly, which we believe it will, inflation issues will ease. What we are describing is, in general, a very positive climate for domestic equities. What makes it challenging is that in this kind of slower economic backdrop, not every corporation will be able to grow its earnings. Thus, it will continue to be a stock-picker's market.

We believe that our continued efforts to identify those companies that have the potential to grow their earnings at an above-average rate, even given the slowing economy, could provide us with the biggest opportunities as well as our greatest challenges. The resources of the four professionals who form the small cap growth investment team at AH Lisanti Capital Growth, LLC, the investment adviser to the Adams Harkness Small Cap Growth Fund, are focused on meeting those challenges.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
SHAREHOLDER LETTER
DECEMBER 31, 2007
--------------------------------------------------------------------------------


We thank you for investing in the Fund. We wish you and those close to you a happy, healthy and prosperous 2008.

Sincerely,

/s/ mary lisanti

Mary Lisanti, CFA
Portfolio Manager
AH Lisanti Capital Growth, LLC

THE FUND INVESTS IN SMALLER COMPANIES, WHICH GENERALLY CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS NARROWER MARKETS, LIMITED FINANCIAL RESOURCES, AND LESS LIQUID STOCK. Growth stocks emphasize companies that are believed to offer above-average prospects for capital growth due to their strong earnings and revenue potential. Growth stocks tend to offer relatively low dividend yields. Price to earnings ratio is the value of a company's stock price relative to company earnings. Estimated earnings growth is the year over year growth in earnings per share.

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES. THIS AND OTHER INFORMATION IS IN THE PROSPECTIVE, A COPY OF WHICH MAY BE OBTAINED BY CALLING 800-441-7031, OR VISITING THE FUND'S WEBSITE AT WWW.AHLISANTI.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGER AS OF DECEMBER 31, 2007 AND MAY NOT REFLECT HER VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2007
--------------------------------------------------------------------------------

The following chart reflects the change in value of a hypothetical $10,000 investment in the Adams Harkness Small Cap Growth Fund since inception, including reinvested dividends and distributions. The result is compared with a broad-based securities market index. The Russell 2000 Growth Index, the Fund's primary performance benchmark, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in an index. PAST PERFORMANCE IS NOT PREDICTIVE OF, NOR A GUARANTEE OF, FUTURE RESULTS. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                               SINCE
                                                             INCEPTION
          AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/07 1 YEAR   2/27/04
          ------------------------------------------ ------- ---------
             Adams Harkness Small Cap Growth Fund     20.54%  11.24%
             Russell 2000 Growth Index                 7.05%   8.63%

          INVESTMENT VALUE ON 12/31/07
          ----------------------------
             Adams Harkness Small Cap Growth Fund    $15,059
             Russell 2000 Growth Index               $13,745

                                    [CHART]

                    Adams Harkness
                Small Cap Growth Fund      Russell 2000 Growth Index
                ---------------------      -------------------------
   2/27/2004            $10,000                     $10,000
   2/29/2004             10,000                      10,000
   3/31/2004              9,910                      10,047
   4/30/2004              9,470                       9,542
   5/31/2004              9,580                       9,732
   6/30/2004              9,840                      10,056
   7/31/2004              8,920                       9,153
   8/31/2004              8,580                       8,956
   9/30/2004              9,450                       9,452
  10/31/2004              9,650                       9,681
  11/30/2004             10,380                      10,500
  12/31/2004             10,650                      10,877
   1/31/2005             10,310                      10,387
   2/28/2005             10,500                      10,530
   3/31/2005             10,130                      10,135
   4/30/2005              9,430                       9,490
   5/31/2005             10,110                      10,159
   6/30/2005             10,590                      10,487
   7/31/2005             11,400                      11,220
   8/31/2005             11,510                      11,062
   9/30/2005             11,870                      11,150
  10/31/2005             11,250                      10,738
  11/30/2005             12,130                      11,346
  12/31/2005             12,160                      11,329
   1/31/2006             13,595                      12,421
   2/28/2006             13,696                      12,355
   3/31/2006             14,121                      12,956
   4/30/2006             13,999                      12,918
   5/31/2006             12,817                      12,009
   6/30/2006             12,645                      12,016
   7/31/2006             11,745                      11,392
   8/31/2006             11,846                      11,726
   9/30/2006             11,705                      11,805
  10/31/2006             12,412                      12,570
  11/30/2006             12,706                      12,871
  12/31/2006             12,493                      12,841
   1/31/2007             12,695                      13,079
   2/28/2007             12,352                      13,038
   3/31/2007             12,483                      13,158
   4/30/2007             12,685                      13,503
   5/31/2007             13,443                      14,118
   6/30/2007             13,828                      14,038
   7/31/2007             13,373                      13,310
   8/31/2007             13,686                      13,644
   9/30/2007             14,697                      14,041
  10/31/2007             15,556                      14,673
  11/30/2007             14,768                      13,659
  12/31/2007             15,059                      13,745

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007
--------------------------------------------------------------------------------

          SHARES            SECURITY DESCRIPTION              VALUE
          ------- ---------------------------------------- -----------
          COMMON STOCK - 99.2%
          BUSINESS SERVICES - 10.4%
            8,780 Capella Education Co.(a)                 $   574,739
           17,860 Concur Technologies, Inc.(a)                 646,711
            6,860 Deltek, Inc.(a)                              104,478
            5,125 FTI Consulting, Inc.(a)                      315,905
            4,700 Parexel International Corp.(a)               227,010
            3,355 priceline.com, Inc.(a)                       385,355
            4,950 Shutterfly, Inc.(a)                          126,819
            8,740 Stanley, Inc.(a)                             279,855
           10,130 Taleo Corp., Class A(a)                      301,671
                                                           -----------
                                                             2,962,543
                                                           -----------
          CONSUMER DISCRETIONARY - 8.5%
           12,105 Bally Technologies, Inc.(a)                  601,861
            2,240 Chipotle Mexican Grill, Inc., Class A(a)     329,437
            4,930 Deckers Outdoor Corp.(a)                     764,446
            3,430 MWI Veterinary Supply, Inc.(a)               137,200
           16,472 WMS Industries, Inc.(a)                      603,534
                                                           -----------
                                                             2,436,478
                                                           -----------
          CONSUMER OTHER - 0.7%
           16,765 Animal Health International, Inc.(a)         206,209
                                                           -----------
          CONSUMER RETAIL - 4.0%
            4,290 Aeropostale, Inc.(a)                         113,685
            7,358 American Public Education, Inc.(a)           307,417
            2,220 Fossil, Inc.(a)                               93,196
            3,675 J Crew Group, Inc.(a)                        177,172
            9,615 Lululemon Athletica, Inc.(a)                 455,463
                                                           -----------
                                                             1,146,933
                                                           -----------
          CONSUMER STAPLES - 0.7%
           10,230 FGX International Holdings, Ltd.(a)          121,226
            8,895 Tivo, Inc.(a)                                 74,184
                                                           -----------
                                                               195,410
                                                           -----------
          ENERGY - 14.7%
            4,425 Alpha Natural Resources, Inc.(a)             143,724
            4,210 ATP Oil & Gas Corp.(a)                       212,773
           14,485 Arena Resources, Inc.(a)                     604,169
           26,280 BPZ Energy, Inc.(a)                          293,810
           10,800 Carrizo Oil & Gas, Inc.(a)                   591,300
           28,335 Emcore, Inc.(a)                              433,525
            8,900 EnergySolutions, Inc.(a)                     240,211
            3,585 EnerNOC, Inc.(a)                             176,023
            7,650 Fuel Tech, Inc.(a)                           173,272
            5,685 FuelCell Energy, Inc.(a)                      56,395
            3,080 Hornbeck Offshore Services, Inc.(a)          138,446
            4,040 JA Solar Holdings Co., Ltd.(a)               282,032
            1,885 Oceaneering International, Inc.(a)           126,955
            6,810 Parrallel Petroleum Corp.(a)                 120,060
           10,100 W&T Offshore, Inc.                           302,596
            7,890 Willbros Group, Inc.(a)                      302,108
                                                           -----------
                                                             4,197,399
                                                           -----------

            SHARES          SECURITY DESCRIPTION            VALUE
            ------- ------------------------------------ -----------
            FINANCIALS - 2.7%
              9,795 FCStone Group, Inc.(a)               $   450,864
              2,610 GFI Group, Inc.(a)                       249,829
              1,665 Signature Bank(a)                         56,194
                                                         -----------
                                                             756,887
                                                         -----------
            HEALTH-CARE SERVICES - 15.5%
              4,525 Abaxis, Inc.(a)                          162,266
             11,260 Auxilium Pharmaceuticals, Inc.(a)        337,687
             14,290 Bruker BoiSciences Corp.(a)              190,057
             14,710 comScore, Inc.(a)                        479,987
              6,080 Eclipsys Corp.(a)                        153,885
             11,685 Genopix, Inc.(a)                         358,729
             14,300 HMS Holdings Corp.(a)                    474,903
              8,105 Illumina, Inc.(a)                        480,302
              7,390 Insulet Corp.(a)                         173,517
              9,625 Martek Biosciences Corp.(a)              284,707
             13,670 Masimo Corp.(a)                          539,282
              6,630 Omnicell, Inc.(a)                        178,546
              8,310 Sun Healthcare Group, Inc.(a)            142,683
              7,415 ICON plc. ADR(a)                         458,692
                                                         -----------
                                                           4,415,243
                                                         -----------
            INDUSTRIALS - 10.8%
              2,900 Bucyrus International, Inc., Class A     288,231
             11,185 Chart Industries, Inc.(a)                345,616
              2,260 Lindsay Corp.                            159,759
             15,380 LKQ Corp.(a)                             323,288
             19,195 Orion Energy Systems, Inc.(a)            358,179
             26,780 Polypore International, Inc.(a)          468,650
              2,905 Terra Industries, Inc.(a)                138,743
             25,725 Titan Machinery, Inc.(a)                 336,998
              9,440 TransDigm Group, Inc.(a)                 426,405
              5,390 Zoltek Cos, Inc.(a)                      231,069
                                                         -----------
                                                           3,076,938
                                                         -----------
            PRODUCTS/PHARMACEUTICALS - 13.0%
              6,985 Alexion Pharmaceuticals, Inc.(a)         524,085
             27,720 BioMarin Pharmaceuticals, Inc.(a)        981,288
             14,645 LifeCell Corp.(a)                        631,346
              6,980 NuVasive, Inc.(a)                        275,850
              3,310 Pharmion Corp.(a)                        208,067
              6,090 United Therapeutics Corp.(a)             594,689
             16,895 Wright Medical Group, Inc.(a)            492,827
                                                         -----------
                                                           3,708,152
                                                         -----------
            TECHNOLOGY - 18.2%
             24,850 Aspen Technology, Inc.(a)                403,067
              5,165 Atheros Communications, Inc.(a)          157,739
              8,675 Blue Coat Systems, Inc.(a)               285,147
              5,140 Cbeyond, Inc.(a)                         200,409
              6,900 Commvault Systems, Inc.(a)               146,142
             11,450 Double-Take Software, Inc.(a)            248,694
              2,870 Hittite Microwave Corp.(a)               137,071
              5,100 Hutchinson Technology, Inc.(a)           134,232
              3,430 Mantech International Corp.(a)           150,303
             14,840 Omniture, Inc.(a)                        494,024
              6,656 Phase Forward, Inc.(a)                   144,768
             10,865 Rubicon Technology, Inc.(a)              258,044

See Notes to Financial Statements.    5

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007
--------------------------------------------------------------------------------

              SHARES       SECURITY DESCRIPTION           VALUE
              ------ --------------------------------- -----------
              TECHNOLOGY (CONTINUED)
               7,780 Sigma Designs, Inc.(a)            $   429,456
               3,865 Silicon Laboratories, Inc.(a)         144,667
               6,230 SiRF Technology Holding, Inc.(a)      156,560
               8,225 Synchronoss Technologies, Inc.(a)     291,494
               5,892 Synaptics, Inc.(a)                    242,474
               3,425 Tessera Technologies, Inc.(a)         142,480
              21,077 TriQuint Semiconductor, Inc.(a)       139,741
              17,490 Vocus, Inc.(a)                        603,930
               6,220 VistaPrint Ltd.(a)                    266,527
                                                       -----------
                                                         5,176,969
                                                       -----------
              TOTAL COMMON STOCK (COST $23,724,846)     28,279,161
                                                       -----------
              TOTAL INVESTMENTS - 99.2%
                     (COST $23,724,846)*               $28,279,161
              OTHER ASSETS AND LIABILITIES, NET - 0.8%     225,778
                                                       -----------
              TOTAL NET ASSETS - 100.0%                $28,504,939
                                                       ===========

-------------------------

ADRAmerican Depositary Receipt
(a)Non-income producing security.

*Cost for Federal income tax purposes is $23,804,300 and net unrealized appreciation (depreciation) consists of:

             Gross Unrealized Appreciation              $4,953,502
             Gross Unrealized Depreciation                (478,641)
                                                        ----------
             Net Unrealized Appreciation (Depreciation) $4,474,861
                                                        ==========

                         PORTFOLIO HOLDINGS
                         % OF TOTAL INVESTMENTS
                         Business Services        10.5%
                         Consumer Discretionary    8.6%
                         Consumer Other            0.7%
                         Consumer Retail           4.1%
                         Consumer Staples          0.7%
                         Energy                   14.8%
                         Financials                2.7%
                         Healthcare Services      15.6%
                         Industrials              10.9%
                         Products/Pharmaceutical  13.1%
                         Technology               18.3%
                                                 ------
                                                 100.0%
                                                 ======

See Notes to Financial Statements.    6

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007
--------------------------------------------------------------------------------

ASSETS
   Total investments, at value (Cost $23,724,846)                                  $28,279,161
   Receivables:
     Investment securities sold                                                        471,453
     Fund shares sold                                                                  186,033
     Dividends and interest                                                              4,959
     Prepaid expenses                                                                    2,738
                                                                                   -----------

Total Assets                                                                        28,944,344
                                                                                   -----------

LIABILITIES
   Payables:
     Due to custodian                                                                  284,738
     Investment securities purchased                                                    45,524
     Fund shares redeemed                                                               20,681
   Accrued Liabilities:
     Investment adviser fees                                                            14,569
     Compliance services fees                                                            2,559
     Trustees' fees and expenses                                                            25
     Other expenses                                                                     71,309
                                                                                   -----------

Total Liabilities                                                                      439,405
                                                                                   -----------

NET ASSETS                                                                         $28,504,939
                                                                                   ===========

COMPONENTS OF NET ASSETS
   Paid-in capital                                                                 $23,551,962
   Accumulated net realized gain (loss) from investments                               398,662
   Unrealized appreciation (depreciation) on investments                             4,554,315
                                                                                   -----------

NET ASSETS                                                                         $28,504,939
                                                                                   ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   BASED ON NET ASSETS OF $28,504,939 AND 1,982,489 SHARES OUTSTANDING (UNLIMITED
     SHARES AUTHORIZED)                                                            $     14.38
                                                                                   ===========

See Notes to Financial Statements.    7

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividend income (net of foreign withholding taxes $182)              $   27,801
   Interest income                                                           3,832
                                                                        ----------
Total Investment Income                                                     31,633
                                                                        ----------

EXPENSES
   Investment adviser fees                                                 271,183
   Administrator fees                                                       92,822
   Transfer agency fees                                                     38,411
   Shareholder services fees                                                67,795
   Custodian fees                                                           26,616
   Accountant fees                                                          20,918
   Professsional fees                                                       49,792
   Trustees' fees and expenses                                               1,197
   Compliance services fees                                                 27,025
   Registration fees                                                        15,284
   Miscellaneous expenses                                                   29,300
                                                                        ----------
Total Expenses                                                             640,343
   Fees waived                                                            (146,908)
                                                                        ----------
Net Expenses                                                               493,435
                                                                        ----------

NET INVESTMENT INCOME (LOSS)                                              (461,802)
                                                                        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                               3,593,756
   Net change in unrealized appreciation (depreciation) on investments   1,922,559
                                                                        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   5,516,315
                                                                        ----------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       $5,054,513
                                                                        ==========

See Notes to Financial Statements.    8

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  Year Ended       Year Ended
                                                               December 31, 2007 December, 2006
                                                               ----------------- --------------
OPERATIONS
   Net investment income (loss)                                  $   (461,802)    $   (282,482)
   Net realized gain (loss) on investments                          3,593,756       (1,589,884)
   Net change in unrealized appreciation (depreciation) on
     investments                                                    1,922,559        1,062,405
                                                                 ------------     ------------
Increase (Decrease) in Net Assets from Operations                   5,054,513         (809,961)
                                                                 ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net realized gain on investments                                  (973,702)               -
                                                                 ------------     ------------

CAPITAL SHARE TRANSACTIONS
   Sale of shares                                                   6,489,968       31,310,708
   Reinvestment of distributions                                      964,493                -
   Redemption of shares                                           (10,243,936)     (12,670,812)
   Redemption fees                                                      1,324            1,614
                                                                 ------------     ------------
Increase (Decrease) from Capital Transactions                      (2,788,151)      18,641,510
                                                                 ------------     ------------

Increase (Decrease) in Net Assets                                   1,292,660       17,831,549

NET ASSETS
   Beginning of Period                                             27,212,279        9,380,730
                                                                 ------------     ------------
   End of Period (Including accumulated net investment income
     (loss) of $0, and $0 respectively)                          $ 28,504,939     $ 27,212,279
                                                                 ============     ============

SHARE TRANSACTIONS
   Sale of shares                                                     485,139        2,461,310
   Reinvestment of distributions                                       67,542                -
   Redemption of shares                                              (772,399)      (1,038,586)
                                                                 ------------     ------------
Increase (Decrease) in Shares                                        (219,718)       1,422,724
                                                                 ============     ============

See Notes to Financial Statements.    9

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding of the fund throughout each period.

                                                                                         February 27,
                                                                                           2004 (a)
                                                Year Ended    Year Ended    Year Ended     through
                                               December 31,  December 31,  December 31,  December 31,
                                                   2007          2006          2005          2004
                                               ------------  ------------  ------------  ------------

NET ASSET VALUE, BEGINNING OF PERIOD             $ 12.36       $ 12.03        $10.65        $10.00
                                                 -------       -------        ------        ------

OPERATIONS
   Net investment income (loss)                    (0.23)(b)     (0.18)(b)     (0.16)(b)     (0.07)
   Net realized and unrealized gain/(loss) on
     investments                                    2.77          0.51 (c)      1.67          0.72
                                                 -------       -------        ------        ------
Total from Investment Operations                    2.54          0.33          1.51          0.65
                                                 -------       -------        ------        ------
Redemption Fees (b)                                    - (d)         - (d)         - (d)         - (d)

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net realized gain on investments                (0.52)            -         (0.13)            -
                                                 -------       -------        ------        ------

NET ASSET VALUE, END OF PERIOD                   $ 14.38       $ 12.36        $12.03        $10.65
                                                 =======       =======        ======        ======

TOTAL RETURN (e)                                   20.54%         2.74%        14.18%         6.50%

RATIO/SUPPLEMENTARY DATA:
   Net Assets at End of Period
     (000's omitted)                             $28,505       $27,212        $9,381        $3,668
   Ratios to average net assets (f):
     Net expenses                                   1.82%         1.65%         1.65%         1.63%
     Gross expenses (g)                             2.36%         2.65%         5.17%        13.58%
     Net investment income (loss)                  (1.70%)       (1.41%)       (1.44%)       (1.51%)

PORTFOLIO TURNOVER RATE                              380%          497%          307%          500%(e)

-------------------------

(a)Commencement of operations.
(b)Calculated based on average shares outstanding during the period.
(c)Per share amount does not reflect the actual net realized and unrealized gain/loss for the period because of the timing of sales of the fund shares and the amount of per share realized and unrealized gains and losses at such time
(d)Less than $0.01 per share.
(e)Not annualized for periods less than one year.
(f)Annualized for periods less than one year.
(g)Reflects the expense ratio excluding any waivers.

See Notes to Financial Statements.    10

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007
--------------------------------------------------------------------------------


NOTE 1. ORGANIZATION

The Adams Harkness Small Cap Growth Fund (the "Fund") is a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-nine portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on February 27, 2004. The Fund seeks maximum capital appreciation by investing in the common stock of smaller, lesser - known companies whose stocks are traded in the U.S. markets. Smaller companies are defined as those with market capitalizations no greater than $3 billion at the time of their purchase. These companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stocks.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007
--------------------------------------------------------------------------------


DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME & EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in an equitable manner.

REDEMPTION FEES - A shareholder who redeems or exchanges shares within 30 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 FAIR VALUE MEASUREMENTS ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management is currently evaluating the application of SFAS 157, and has not at this time determined the impact, if any, resulting from the adoption on the Fund's financial statements.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007
--------------------------------------------------------------------------------


NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER - AH Lisanti Capital Growth, LLC (the "Adviser") is the investment adviser of the Fund. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

SHAREHOLDER SERVICE AGENT - The Fund pays the Fund's administrator an annualized fee of up to 0.25% of the average daily net assets for providing shareholder service activities that are not otherwise provided by the Transfer Agent. The Fund's administrator may pay this fee to various financial institutions, including the Adviser, that provide shareholder servicing to their customers invested in the Fund.

DISTRIBUTION - Foreside Fund Services, LLC is the Fund's distributor (The "Distributor"). The Distributor is not affiliated with the Adviser, Citi Fund Services, LLC ("Citi") or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

OTHER SERVICE PROVIDERS - Citi provides administration, portfolio accounting, and transfer agency services to the Fund. Certain employees of Citi are also officers of the Trust.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS has no role in determining the investment policies of, or the securities to be purchased or sold by, the Trust or the Fund.

Certain officers or employees of FCS are also officers of the Trust. The Principal Executive Officer is an affiliate of the Distributor due to his ownership interest in the Distributor.

NOTE 4. FEES WAIVED

During the year the Adviser has contractually agreed to waive its fees and reimburse certain Fund expenses through April 30, 2008 to limit the Fund's net expenses to 1.90% of its average daily net assets. For the year ended
December 31, 2007, fees waived were $146,908.

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the period ended December 31, 2007, were $102,188,398 and $106,622,210 respectively.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007
--------------------------------------------------------------------------------


NOTE 6. FEDERAL TAX INFORMATION AND INVESTMENT TRANSACTIONS

Distributions during the fiscal year ended, as noted, were characterized for tax purposes as follows:

                                                     2007
                                                   --------
                     Ordinary Income               $885,216
                     Long-Term Capital Gain (Loss)   88,486
                                                   --------
                     Total                         $973,702
                                                   ========

As of December 31, 2007, distributable earnings (accumulated loss) on a tax basis were as follows:

               Undistributed Ordinary Income          $  401,222
               Undistributed Long-Term Gain               76,893
               Unrealized Appreciation (Depreciation)  4,474,861
                                                      ----------
               Total                                  $4,952,976
                                                      ==========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2007. The following reclassification was the result of net operating losses, and has no impact on the net assets of the Fund.

              Accumulated Net Investment Income (Loss) $ 461,802
              Undistributed Net Realized Gain (Loss)    (461,802)

NOTE 7. OTHER INFORMATION

On December 31, 2007, three shareholders held approximately 82% of the outstanding shares of the Fund. These shareholders are omnibus accounts, each of which is held on behalf of several individual shareholders.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Forum Funds and Shareholders of
Adams Harkness Small Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Adams Harkness Small Cap Growth Fund, one of the series constituting Forum Funds (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period from February 27, 2004 (commencement of operations) through December 31, 2004. These financial statements and financial highlights are the responsibility of Trust management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Adams Harkness Small Cap Growth Fund of the Forum Funds as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from February 27, 2004 (commencement of operations) through December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 26, 2008

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2007
--------------------------------------------------------------------------------

INVESTMENT ADVISORY AGREEMENT APPROVAL

At the October 4, 2007 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the "Advisory Agreement"). In evaluating the Advisory Agreement for the Funds, the Board reviewed materials furnished by the Adviser and the Administrator, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Funds by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and the Board attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

NATURE, EXTENT AND QUALITY OF THE SERVICES

The Board received a presentation from a senior representative of AH Lisanti (the "Adviser") and discussed the Adviser's personnel, operations and financial condition. In reviewing the nature, extent and quality of services, the Board considered the scope and quality of services provided by the Adviser under the Advisory Agreement and the quality of the investment research capabilities of the Adviser and other resources dedicated to performing services for the Fund. The Board also considered information regarding the experience and professional background of the portfolio managers at the Adviser and the qualifications and capabilities of the portfolio managers and other personnel who would have principal investment responsibility for the Fund's investments; the investment philosophy and decision-making processes of those professionals; the capability and integrity of the Adviser's senior management and staff; the quality of the Adviser's services with respect to regulatory compliance and compliance with client investment policies and restrictions; and the financial condition and operational stability of the Adviser.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement, and that the investment expertise of the Adviser's professionals could benefit the Fund.

COSTS OF SERVICES AND PROFITABILITY

The Board also considered information provided by the Adviser regarding its costs of services and profitability with respect to the Fund. The Board considered the Adviser's resources devoted to the Fund as well as an assessment of costs and profitability provided by the Adviser. The Board concluded that the level of the Adviser's profits attributable to management of the Fund was not excessive in light of the services provided by the Adviser to the Fund.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2007
--------------------------------------------------------------------------------


COMPENSATION

The Board also considered the Adviser's compensation for providing advisory services to the Fund and analyzed comparative information on fees and total expenses of similar mutual funds. The Board noted that the Adviser's contractual advisory fee rate was within 14 basis points of the median advisory fee rates paid by the other funds in its peer group selected by Lipper Inc, and that the actual total advisory fees for the Fund were lower than the median actual advisory fees paid by the other funds in its peer group. The Board considered the Adviser's contractual fee waiver in effect through April 8, 2008, reducing the 1.00% Adviser's fee to the extent necessary so that the Fund's total annual operating expenses do not exceed 1.90%. The Board also recognized that it was difficult to compare advisory fees and expense ratios because of variations in the services provided by the Adviser to the Fund and those services provided to other funds in the advisory fees paid by them. The Board concluded that the Adviser's advisory fee charged to the Fund was reasonable.

PERFORMANCE

The Board considered the Adviser's approach to managing the Fund since the Fund's inception February 27, 2004. The Board considered the Fund's performance, noting that although the Fund underperformed its benchmark from early 2006 through February 2007, the Fund had outperformed its benchmark in the last two quarters and on a three year annualized basis.

ECONOMIES OF SCALE

The Board then considered whether the Fund would benefit from any economies of scale, noting that although the Adviser's fee schedules do not have breakpoints and thus would not reflect economies of scale, if any, the Adviser agreed to a contractual fee waiver through April 30, 2008. The Board also considered the size of the Fund and determined that it would not be necessary to consider the implementation of breakpoints at this time.

OTHER BENEFITS

The Board noted the Adviser's representations that it does not receive other benefits from its relationship with the Fund. Based on the foregoing, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

CONCLUSION

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. The Board also discussed the proposed approval of the continuance of the Advisory Agreement. Based on its review, including consideration of each of the factors referred to above, the Board (including all of the Independent Trustees) determined, in the exercise of their business judgment, that the advisory fees of the Fund were fair, and that renewing the Advisory Agreement was in the best interest of the Fund's shareholders.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2007
--------------------------------------------------------------------------------


PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800)441-7031) and on the SEC's website at www.sec.gov. The Fund's proxy voting records for the period of July 1, 2006 through June 30, 2007 is available, without charge and upon request, by calling (800)441-7031 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202)551-8090.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 through December 31, 2007.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes, redemption fees or exchange

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2007
--------------------------------------------------------------------------------

fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                    BEGINNING ACCOUNT                         EXPENSES
                          VALUE       ENDING ACCOUNT VALUE      PAID        ANNUALIZED
                      JULY 1, 2007     DECEMBER 31, 2007   DURING PERIOD* EXPENSE RATIO*
                    ----------------- -------------------- -------------- --------------
Actual Return           $1,000.00          $1,089.05           $10.00          1.90%
Hypothetical Return
  (5% return before
  expenses)             $1,000.00          $1,015.63           $ 9.65          1.90%

-------------------------

* Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

INCOME DIVIDENDS - For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund paid short term capital gains of $885,216 for the tax year end of December 31, 2007. The Fund designates 0.68% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 0.60% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 100.00% as qualified short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

CAPITAL GAIN DIVIDENDS - The Fund paid long-term capital gain dividends of $88,486 for the tax year ended December 31, 2007.

TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another registered investment company (collectively, the "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the capacities noted below for Monarch Funds with the exception of Mr. Collier and Ms. Bakke who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Two Portland Square, Portland, ME 04101, unless otherwise indicated. Each Trustee oversees thirty-three portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds, a registered

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2007
--------------------------------------------------------------------------------

investment company within the Fund Complex. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 441-7031.

                        POSITION
                        WITH THE    LENGTH OF              PRINCIPAL OCCUPATION(S) DURING
NAME AND YEAR OF BIRTH   TRUST     TIME SERVED                      PAST 5 YEARS
----------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
 J. Michael Parish     Chairman   Trustee since Retired; Partner, Wolf, Block, Schorr and Solis-
 Born: 1943            of the     1989          Cohen, LLP (law firm) 2002-2003; Partner, Thelen
                       Board;     (Chairman     Reid & Priest LLP (law firm) 1995 - 2002.
                       Trustee;   since 2004)
                       Chairman,
                       Compliance
                       Committee,
                       Nominating
                       Committee
                       and
                       Qualified
                       Legal
                       Compliance
                       Committee
----------------------------------------------------------------------------------------------------
 Costas Azariadis      Trustee;   Since 1989    Professor of Economics, Washington University
 Born: 1943            Chairman,                (effective 2006); Professor of Economics, University
                       Valuation                of California-Los Angeles 1992 - 2006.
                       Committee
----------------------------------------------------------------------------------------------------
 James C. Cheng        Trustee;   Since 1989    President, Technology Marketing Associates
 Born: 1942            Chairman,                (marketing company for small- and medium-sized
                       Audit                    businesses in New England).
                       Committee
----------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEE
 John Y. Keffer        Trustee;   Since 1989    President, Forum Foundation (a charitable
 Born: 1942            Chairman,                organization) since 2005; President, Forum Trust,
                       Contracts                LLC (a non-depository trust company) since 1997;
                       Committee                President, Citi Fund Services, LLC (Citi) 2003 -
                                                2005; President, Forum Financial Group, LLC
                                                ("Forum") (a fund services company acquired by
                                                Citibank, N.A.) 1999 - 2003.
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2007
--------------------------------------------------------------------------------

                        POSITION
                        WITH THE    LENGTH OF                PRINCIPAL OCCUPATION(S) DURING
NAME AND YEAR OF BIRTH   TRUST     TIME SERVED                        PAST 5 YEARS
---------------------------------------------------------------------------------------------------------
 OFFICERS
 Simon D. Collier      President; Since 2005    President of Foreside Financial Group LLC ("FFG"),
 Born: 1961            Principal                (financial services firm), the parent of the Distributor,
                       Executive                and holds various officer positions of FFG
                       Officer                  subsidiaries, 2005 to present; President, Foreside
                                                Services, Inc. (staffing services firm), an affiliate of
                                                the Distributor, 2006 to present; Chief Operating
                                                Officer and Managing Director, Global Fund Services,
                                                Citigroup 2003-2005; Managing Director, Global
                                                Securities Services for Investors, Citibank, N.A.
                                                1999-2003. Mr. Collier serves as an officer to other
                                                unaffiliated mutual funds or closed-end funds for
                                                which the Distributor or its affiliates, act as
                                                distributor or provider of other services.
---------------------------------------------------------------------------------------------------------
 Trudance L.C. Bakke   Treasurer; Since 2005    Director, Foreside Compliance Service, LLC since
 Born: 1971            Principal  (Principal    2006; Product Manager, Citigroup 2003 - 2006;
                       Financial  Financial     Senior Manager of Corporate Finance, Forum
                       Officer    Officer since 1999 - 2003. Ms. Bakke serves as an officer to
                                  August 2006)  other unaffiliated mutual funds or closed-end funds for which the Distributor or its affiliates, act as
                                                distributor or provider of other services.
---------------------------------------------------------------------------------------------------------
 Beth P. Hanson        Vice       Since 2003    Relationship Manager, Citigroup since 2003;
 Born: 1966            President;               Relationship Manager, Forum 1999 - 2003.
                       Assistant
                       Secretary
---------------------------------------------------------------------------------------------------------
 Sara M. Morris        Vice       Since 2007    Director and Relationship Manager, Citigroup since
 Born: 1963            President                2004; Chief Financial Officer, The VIA Group, LLC
                                                (strategic marketing company) 2000 - 2003.
---------------------------------------------------------------------------------------------------------
 Velvet R. Regan       Secretary  Since 2007    Assistant Counsel, Citi Fund Services, LLC
 Born: 1978                                     (f/k/a BISYS Fund Services Ohio, Inc.) since
                                                September 2006: Associate Attorney. Gilmartin
                                                Magence Camiel & Ross, LLP (law firm) February
                                                2006 through September 2006: Tax Administrator,
                                                State Street Corporation 2000 - 2002.
---------------------------------------------------------------------------------------------------------

                                    [GRAPHIC]




Adams Harkness Small Cap Growth Fund
P.O. Box 182218
Columbus, OH 43218-2218
(800) 441-7031
www.ahsmallcap.com

Investment Adviser
AH Lisanti Capital Growth, LLC
Suite 301
608 Fifth Avenue
New York, NY 10020

Distributor
Foreside Fund Services, LLC
Two Portland Square, 1st Floor
Portland, ME 04101
www.foresides.com

128 - AR - 1207

                                   [GRAPHIC]

THE FUND SEEKS CAPITAL APPRECIATION

ANNUAL REPORT


JORDAN OPPORTUNITY FUND

A WINDOWPANE ADVISED FUND


DECEMBER 31, 2007

                                                              TABLE OF CONTENTS


          A Message to Our Shareholders..........................  2

          Performance Chart and Analysis.........................  6

          Schedule of Investments................................  8

          Statement of Assets and Liabilities.................... 10

          Statement of Operations................................ 11

          Statements of Changes in Net Assets.................... 12

          Financial Highlights................................... 13

          Notes to Financial Statements.......................... 14

          Report of Independent Registered Public Accounting Firm 21

          Additional Information (Unaudited)..................... 22

JORDAN OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2007


Dear Fellow Shareholder:

2007 was a great year for the Jordan Opportunity Fund, as growth stocks continued to outperform throughout the year. For 2007, the S&P 500 Index was up 5.49%, and the Fund was up 25.79%. We expect this emergence of outperformance by growth stocks to last several more years, as economic momentum becomes more subdued and growth stocks gain premium valuations. Thus, we believe the stock picking environment that occurred in 2007 should persist throughout 2008. Due to our expectation for a sharp but short Gross Domestic Product (GDP) deceleration, we remain focused on companies that will continue to demonstrate strong growth and whose valuations have already priced in a cyclical slowdown.

FOR A LONGER TERM PERSPECTIVE, THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE FIVE AND TEN YEAR PERIOD HAS BEEN 19.46% AND 11.46%, RESPECTIVELY. THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S PROJECTED ANNUAL OPERATING EXPENSE RATIO (GROSS) IS 2.09%. SHARES REDEEMED OR EXCHANGED WITHIN 60 DAYS OF PURCHASE WILL BE CHARGED A 2.00% REDEMPTION FEE, SUBJECT TO LIMITED EXCEPTIONS, WHICH ARE MORE FULLY DESCRIBED IN THE FUND'S PROSPECTUS. DURING THE PERIOD, CERTAIN FEES WHERE WAIVED AND/OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER. THE CURRENT PERFORMANCE MAY DIFFER FROM THAT QUOTED. FOR MOST RECENT MONTH END PERFORMANCE, AND/OR A PROSPECTUS, PLEASE CALL (800) 441-7013.

PLEASE SEE PAGE 6 FOR ADDITIONAL PERFORMANCE INFORMATION CONCERNING FUND PERFORMANCE.

Energy was a very positive sector for the Fund in 2007, and we retain overweight positions in energy industries, including oil service, exploration & production, and alternatives such as solar power. While we understand that these have historically been cyclical industries and have often suffered in a decelerating economic environment, we believe that the energy theme is a secular growth story and the stocks remain cheap relative to the market and their historical valuations. Companies such as Schlumberger Ltd. (SLB) and Transocean Inc. (RIG) have been strong performers for the Fund throughout

JORDAN OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2007

2007, and should a pullback in the price of oil negatively affect this sector, we believe it would provide an opportunity for it to strongly outperform the market for the rest of the 2008.

Health care continues to be our other favorite sector, as it should be rewarded with a premium valuation as earnings in other sectors decline. The upcoming presidential election may cause some volatility in health care segments this year, but we would view sell-offs as buying opportunities. Health care may continue to benefit from strong demographics and necessary increases in medical spending for the foreseeable future. Our holdings include large capitalization pharmaceutical and biotechnology companies with strong drug pipelines, high tech medical device manufacturers, life science tools providers, and managed care organizations.

The Fund also has a small position in metals and materials as well, including gold/silver producers who may benefit from increasing economic uncertainty. We also recognize that market volatility could create attractive entry points in companies that benefit from the ongoing infrastructure build in developing nations. In addition to our holdings in copper miners, we are monitoring opportunities in other materials providers.

Additionally, late-cycle multi-national industrial companies, along with the technology sector, was a highlight for the Fund in 2007. Companies with exposure to next-generation wireless handsets, internet advertising and communications infrastructure, such as Apple (AAPL) and Google (GOOG) helped performance in these areas throughout the year. It is important to note that going into 2008, the Fund has significantly reduced its exposure to these stocks due to high valuations in a weakening retail economy.

On the negative side, the Fund had a medium weight in financial stocks until the 4/th/ quarter of 2007, mainly in the form of brokerage stocks such as Goldman Sachs (GS), Merrill Lynch (MER), and Morgan Stanley (MS). This was one of the best performing groups of the 2/nd/ quarter, and one of the worst performing groups of the 3/rd/ and 4/th/ quarters. This brokerage weighting caused some drag on overall performance.

Looking back on the year as a whole, there was a short burst of stronger economic activity in the third quarter, when the US economy grew at a 4.9%

JORDAN OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2007

annual rate. But due to inventory builds and net export growth, we believe this burst was an anomaly against the prevailing trend of a slowing economy. The domestic economy is clearly afflicted by the spreading credit crunch and the steep decline in the US housing market. In fact, the acceleration in the third quarter will likely make any subsequent return to weak conditions feel even more abrupt. The momentum of the developing economies has been the largest positive economic influence, as export growth has remained very strong. The continued strength of the developing countries, when viewed against the weakness of developed countries, is unprecedented and will likely cause an overall global economic slowdown in the months ahead.

We agree with the conventional wisdom that the economy will "brush with recession", with a recovery later in 2008. In addition to the credit market trauma and the crisis in housing, the highly respected Economic Cycle Research Institute recently indicated an economic contraction has started, based on its weekly leading indicator index. This dovetails with recent weak readings of manufacturing and retail activity. At this time, however, we do not believe that the contraction will be either long or severe because: 1) unemployment in the US is still very low; 2) export growth will likely remain strong; 3) the depressed dollar has made the pricing of US products and services highly competitive; and 4) the duration of the current slowdown in interest rate sensitive areas, such as housing, would indicate a potential bottoming out in the latter half of the year.

The Federal Reserve has cut interest rates and we are optimistic they may continue to do so during the first half of the year due to the weak economic conditions described above. In fact, it appears to be "behind the curve", and may be forced to accelerate rate cuts. During the last two Federal Open Market Committee (FOMC) meetings, the Federal Reserve indicated renewed concern in fighting inflation, and less concern regarding the weakening economy and rising credit spreads. While recent inflation readings have been high, as the global economy slows, inflation pressure will inevitably recede. As the economic news gets uglier in the months ahead, we expect the Federal Reserve to get more aggressive in its accommodative policy stance.

In conclusion, 2007 was a great year for growth stocks, which, as a sector, started to outperform in late 2006. We believe this recent emergence of growth outperformance to last several more years, as economic momentum may become more subdued and growth stocks may be poised to gain premium

JORDAN OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2007

valuations. Thus, the stock picking environment that occurred in 2007 should persist throughout 2008. We fully expect 2008 to be an opportunistic year and that it will require active investment strategies. Many industries will struggle, but strong growth themes should continue to prosper.

Please feel free to contact us, or visit our website, www.jordanopportunity.com, if you have any comments or questions.

Sincerely,

/s/ Jerry Jordan
Gerald R. Jordan
President & Portfolio Manager

The views in this report were those of the Fund manager as of December 31, 2007 and may not reflect his views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund's investment methodology and do not constitute investment advice.

The Fund's investment parameters are diverse and as such may be subject to different forms of investment risk such as non-diversification risk, concentration risk, small- and medium-sized company risk, interest rate risk, high yield bond and foreign securities risk, and lastly, the Fund may use derivatives such as options to increase its exposure to certain securities. Please see the prospectus for a more detailed discussion of the risks that may be associated with the Fund.

A PROSPECTUS MAY ALSO BE OBTAINED BY VISITING THE FUND'S WEBSITE. INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, FEES, AND EXPENSES CAREFULLY BEFORE INVESTING. THIS AND OTHER INFORMATION IS IN THE PROSPECTUS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

JORDAN OPPORTUNITY FUND
PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2007

The graph and table reflect the change in value of a hypothetical $10,000 investment in the Jordan Opportunity Fund, including reinvestment of dividends and distributions, compared with a broad-based securities market index, since inception. The S&P 500 Index (the "Index") is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and Investors cannot invest directly in the Index.

PAST PERFORMANCE IS NOT PREDICTIVE OF, NOR A GUARANTEE OF, FUTURE RESULTS. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

On January 21, 2005, a limited partnership managed by Hellman, Jordan Management Co., Inc., the Fund's sub-adviser, reorganized into the Fund. This limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund's performance for periods prior to January 2005 is that of the limited partnership. The limited partnership's expenses during the periods presented were higher than the Fund's expense ratio. The limited partnership was not registered under the Investment Company Act of 1940 ("1940 Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, would have adversely affected its performance.

JORDAN OPPORTUNITY FUND
PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2007


                   JORDAN OPPORTUNITY FUND VS. S&P 500 INDEX

           AVERAGE ANNUAL TOTAL RETURN
           ON 12/31/07                  ONE YEAR FIVE YEARS TEN YEARS
           ---------------------------  -------- ---------- ---------
             Jordan Opportunity Fund     25.79%    19.46%    11.46%
             S&P 500 Index                5.49%    12.82%     5.91%

           INVESTMENT VALUE ON 12/31/07
           ----------------------------
             Jordan Opportunity Fund    $71,880
             S&P 500 Index              $48,083

                        Cumulative Performance Comparison


                                    [CHART]

                   Jordan
                Opportunity                 S&P 500
                    Fund                     Index
                 -----------                -------
06/30/97           $10,000                  $10,000
09/30/97            10,607                   10,749
12/31/97            10,865                   11,058
03/31/98            11,437                   12,600
06/30/98            11,554                   13,016
09/30/98            11,182                   11,722
12/31/98            12,389                   14,218
03/31/99            14,178                   14,926
06/30/99            15,974                   15,978
09/30/99            15,997                   14,981
12/31/99            17,810                   17,209
03/31/00            18,771                   17,604
06/30/00            19,463                   17,136
09/30/00            21,172                   16,971
12/31/00            21,964                   15,643
03/31/01            18,687                   13,788
06/30/01            19,527                   14,595
09/30/01            14,543                   12,453
12/31/01            17,644                   13,783
03/31/02            17,521                   13,827
06/30/02            15,683                   11,970
09/30/02            13,318                    9,902
12/31/02            13,215                   10,737
03/31/03            13,010                   10,399
06/30/03            16,430                   12,001
09/30/03            17,397                   12,317
12/31/03            18,885                   13,815
03/31/04            20,176                   14,047
06/30/04            19,205                   14,293
09/30/04            19,299                   14,026
12/31/04            21,377                   15,321
03/31/05            20,110                   14,992
06/30/05            21,252                   15,197
09/30/05            21,893                   15,745
12/31/05            23,341                   16,073
03/31/06            24,879                   16,750
06/30/06            23,715                   16,508
09/30/06            24,132                   17,443
12/31/06            25,557                   18,612
03/31/07            26,341                   18,731
06/30/07            29,796                   19,907

JORDAN OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

                                SECURITY
                  SHARES       DESCRIPTION           VALUE
                  ------       -----------           -----
                  COMMON STOCK - 88.3%
                  ALTERNATIVE ENERGY - 4.5%
                  12,000 JA Solar Holdings Co.,
                         Ltd., ADR/(a)/           $   837,720
                  15,620 LDK Solar Co., Ltd.,
                         ADR/(a)/                     734,296
                                                  -----------
                                                    1,572,016
                                                  -----------
                  FINANCIAL - 5.6%
                  25,800 Blackstone Group LP          570,954
                  22,300 Fortress Investment
                         Group LLC, Class A           347,434
                  16,100 Lehman Brothers
                         Holdings, Inc.             1,053,584
                                                  -----------
                                                    1,971,972
                                                  -----------
                  HEALTH CARE - 30.6%
                  22,300 Aetna, Inc.                1,287,379
                  10,000 Biogen Idec, Inc./(a)/       569,200
                  20,400 Elan Corp. PLC, ADR/(a)/     448,392
                  18,900 Genzyme Corp./(a)/         1,406,916
                  12,630 Hologic, Inc./(a)/           866,923
                  15,500 Humana, Inc./(a)/          1,167,305
                  10,600 Inverness Medical
                         Inovations, Inc./(a)/        595,508
                  19,900 Medtronic, Inc.            1,000,373
                  15,400 Merck & Co., Inc.            894,894
                  15,100 Millipore Corp./(a)/       1,105,018
                  18,600 PerkinElmer, Inc.            483,972
                  36,200 Schering-Plough Corp.        964,368
                                                  -----------
                                                   10,790,248
                                                  -----------
                  INFORMATION TECHNOLOGY - 7.6%
                   5,400 Apple, Inc./(a)(b)/        1,069,632
                   2,316 Google, Inc.,
                         Class A/(a)(b)/            1,601,468
                                                  -----------
                                                    2,671,100
                                                  -----------
                  MATERIALS - 2.9%
                  10,000 Freeport-McMoRan
                         Copper & Gold, Inc.,
                         Class B                    1,024,400
                                                  -----------

                                SECURITY
                 SHARES        DESCRIPTION            VALUE
                 ------        -----------            -----
                 OIL & GAS - 3.7%
                 22,300 Goodrich Petroleum
                        Corp./(a)/                 $   504,426
                 10,200 Occidental Petroleum
                        Corp.                          785,298
                                                   -----------
                                                     1,289,724
                                                   -----------
                 OIL & GAS SERVICES - 23.0%
                  9,100 Baker Hughes, Inc.             738,010
                 22,400 Delta Petroleum Corp./(a)/     422,240
                 10,000 Energen Corp.                  642,300
                 30,299 Hercules Offshore,
                        Inc./(a)/                      720,510
                 22,200 Noble Corp.                  1,254,522
                 17,900 Schlumberger, Ltd.           1,760,823
                 11,823 Transocean, Inc.             1,692,463
                 12,900 Weatherford
                        International, Ltd./(a)/       884,940
                                                   -----------
                                                     8,115,808
                                                   -----------
                 RETAIL - 3.4%
                 11,200 Coach, Inc./(a)/               342,496
                  6,700 Tiffany & Co.                  308,401
                 11,600 Wal-Mart Stores, Inc.          551,348
                                                   -----------
                                                     1,202,245
                                                   -----------
                 TECHNOLOGY - 3.5%
                 13,900 MEMC Electronic
                        Materials, Inc./(a)(b)/      1,230,011
                                                   -----------
                 TELECOMMUNICATIONS - 3.5%
                 25,200 Cisco Systems, Inc./(a)/       682,164
                 10,000 Focus Media Holding,
                        Ltd. ADR/(a)/                  568,100
                                                   -----------
                                                     1,250,264
                                                   -----------
                 Total Common Stock
                 (Cost $25,037,303)                 31,117,788
                                                   -----------
                 MUTUAL FUNDS - 6.6%
                 50,800 Market Vectors Gold
                        Miners, ETF
                        (Cost $2,340,742)            2,329,180
                                                   -----------

See Notes to Financial Statements.

JORDAN OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

                                   SECURITY
                    PRINCIPAL     DESCRIPTION       VALUE
                    ---------     -----------       -----
                    MONEY MARKET DEPOSIT ACCOUNT - 9.2%
                    $3,261,150 Citibank Money
                               Market Deposit
                               Account, 4.13%
                               (Cost $3,261,150) $ 3,261,150
                                                 -----------

NUMBER OF        STRIKE EXPIRATION
 CONTRACTS       PRICE     DATE
----------       ------ ----------      -
PURCHASED PUT OPTIONS - 0.9%
1,000 Diamonds
      Trust,
      ETF/(a)/    133    01/23/08      238,000
1,500 Powershares
      QQQ
      Trust,
      ETF/(a)/     50    01/23/08       96,000
                                   -----------
Total Purchased Put Options
      (Cost $195,605)                  334,000
                                   -----------
Total Investments - 105.0%
      (Cost $30,834,800)*          $37,042,118
                                   -----------
WRITTEN CALL OPTIONS - (2.4)%
 (54) Apple,
      Inc./(a)/   110    01/23/08     (476,820)
 (23) Google,
      Inc./(a)/   550    01/23/08     (345,690)
 (70) MEMC
      Electronic
      Materials,
      Inc./(a)/    90    01/23/08      (28,000)
                                   -----------
Total Written Call Options -
      (Premiums Received
      ($521,321))                     (850,510)
                                   -----------
Other Assets & Liabilities,
Net - (2.6)%                          (912,394)
                                   -----------
NET ASSETS - 100.0%                $35,279,214
                                   ===========

PORTFOLIO HOLDINGS
% OF TOTAL INVESTMENTS

                      Alternative Energy             4.2%
                      Financial                      5.3%
                      Health Care                   29.1%
                      Information Technology         7.2%
                      Materials                      2.8%
                      Oil & Gas                      3.5%
                      Oil & Gas Services            21.9%
                      Retail                         3.3%
                      Technology                     3.3%
                      Telecommunications             3.4%
                      Mutual Funds                   6.3%
                      Money Market Deposit Account   8.8%
                      Purchased Put Options          0.9%
                                                   ------
                                                   100.0%
                                                   ======

---------------------
/(a)/Non-income producing security.
/(b)/Security subject to call option written by the Fund.
ADR American Depositary Receipt
ETF Exchange Traded Fund
PLC Public Limited Company
* Cost for Federal income tax purposes is $30,878,649 and net unrealized appreciation (depreciation) consists of:

                   Gross Unrealized Appreciation $7,018,598
                   Gross Unrealized Depreciation   (855,129)
                                                 ----------
                   Net Unrealized Appreciation
                    (Depreciation)               $6,163,469
                                                 ==========


See Notes to Financial Statements.

JORDAN OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

ASSETS
  Total investments, at value (Cost $30,834,800)                     $37,042,118
  Receivables:
    Fund shares sold                                                     199,585
    Dividends and interest                                                31,754
  Prepaid expenses                                                         2,476
                                                                     -----------
Total Assets                                                          37,275,933
                                                                     -----------
LIABILITIES
  Call options written, at value (Premiums received $521,321)            850,510
  Payables:
    Investment securities purchased                                    1,045,875
    Fund shares redeemed                                                  14,397
  Accrued liabilities:
    Investment advisory fees                                              14,547
    Compliance services fees                                               2,998
    Trustees' fees and expenses                                               26
    Other expenses                                                        68,366
                                                                     -----------
Total Liabilities                                                      1,996,719
                                                                     -----------

NET ASSETS                                                           $35,279,214
                                                                     ===========
COMPONENTS OF NET ASSETS
  Paid-in capital                                                    $30,165,118
  Net realized gain (loss)                                              (764,033)
  Net unrealized appreciation (depreciation)                           5,878,129
                                                                     -----------

NET ASSETS                                                           $35,279,214
                                                                     ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SHARE
 Based on net assets of $35,279,214 and 2,912,962 shares outstanding
 (unlimited shares authorized)                                       $     12.11
                                                                     ===========

See Notes to Financial Statements.

JORDAN OPPORTUNITY FUND
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007


     INVESTMENT INCOME
       Dividend income (net of foreign withholding taxes $281)  $  209,398
       Interest income                                              78,641
                                                                ----------
     Total Investment Income                                       288,039
                                                                ----------
     EXPENSES
       Investment adviser fees                                     267,115
       Administrator fees                                           91,563
       Transfer agency fees                                         16,946
       Custodian fees                                               10,772
       Accountant fees                                              21,416
       Registration fees                                            16,853
       Professional fees                                            49,944
       Trustees' fees and expenses                                   1,161
       Compliance services fees                                     32,858
       Shareholder report expense                                   29,632
       Miscellaneous expenses                                        8,014
                                                                ----------
     Total Expenses                                                546,274
       Fees waived                                                (134,359)
                                                                ----------
     Net Expenses                                                  411,915
                                                                ----------

     NET INVESTMENT INCOME (LOSS)                                 (123,876)
                                                                ----------
     NET REALIZED AND UNREALIZED GAIN (LOSS)
     Net realized gain (loss) on:
       Investments                                               2,521,303
       Written options                                            (449,149)
                                                                ----------
     Net realized gain (loss)                                    2,072,154
                                                                ----------
     Net change in unrealized appreciation (depreciation):
       Investments                                               4,110,813
       Written options                                            (332,162)
                                                                ----------
     Net change in unrealized appreciation (depreciation)        3,778,651
                                                                ----------

     NET REALIZED AND UNREALIZED GAIN (LOSS)                     5,850,805
                                                                ----------

     INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS          $5,726,929
                                                                ==========

See Notes to Financial Statements.

JORDAN OPPORTUNITY FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                              YEAR ENDED        YEAR ENDED
                                           DECEMBER 31, 2007 DECEMBER 31, 2006
                                           ----------------- -----------------
  OPERATIONS
    Net investment income (loss)              $  (123,876)      $  (148,549)
    Net realized gain (loss)                    2,072,154         2,557,257
    Net change in unrealized appreciation
     (depreciation)                             3,778,651          (361,925)
                                              -----------       -----------
  Increase (decrease) in net assets from
   operations                                   5,726,929         2,046,783
                                              -----------       -----------
  DISTRIBUTIONS TO
   SHAREHOLDERS FROM
    Net realized gains                         (2,667,900)       (2,385,385)
                                              -----------       -----------
  CAPITAL SHARE TRANSACTIONS
    Sale of shares                             10,115,267         2,072,379
    Reinvestment of distributions               2,586,575         2,271,812
    Redemption of shares                       (3,209,218)       (3,400,517)
    Redemption fees                                 4,775               396
                                              -----------       -----------
  Increase (decrease) from capital share
   transactions                                 9,497,399           944,070
                                              -----------       -----------
  Increase (Decrease) in Net Assets            12,556,428           605,468
  NET ASSETS
    Beginning of period                        22,722,786        22,117,318
                                              -----------       -----------
    End of period/(a)/                        $35,279,214       $22,722,786
                                              ===========       ===========
  SHARE TRANSACTIONS
    Sale of shares                                799,316           184,652
    Reinvestment of distributions                 212,712           214,727
    Redemption of shares                         (277,634)         (304,095)
                                              -----------       -----------
  Increase (decrease) in shares                   734,394            95,284
                                              ===========       ===========

---------------------
/(a)/Accumulated undistributed (distributions in excess of) net investment income of $0 and $0 respectively.

See Notes to Financial Statements.

JORDAN OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

                                                                   JANUARY 21, 2005/(A)/
                                      YEAR ENDED     YEAR ENDED          THROUGH
                                     DECEMBER 31,   DECEMBER 31,       DECEMBER 31,
                                         2007           2006               2005
                                     ------------   ------------   --------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD                   $ 10.43        $ 10.62            $ 10.00
                                       -------        -------            -------
INVESTMENT OPERATIONS
  Net investment income (loss)/(b)/      (0.06)         (0.07)             (0.11)
  Net realized and unrealized gain
   (loss) on investments                  2.75           1.10               1.76
                                       -------        -------            -------
Total from Investment Operations          2.69           1.03               1.65
                                       -------        -------            -------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM
  Net realized gain                      (1.01)         (1.22)             (1.03)
  Redemption fees/(b)/                      --/(c)/        --/(c)/            --
                                       -------        -------            -------
NET ASSET VALUE,
 END OF PERIOD                         $ 12.11        $ 10.43            $ 10.62
                                       =======        =======            =======
TOTAL RETURN/(D)/                        25.79%          9.49%             16.53%

RATIO/SUPPLEMENTARY
 DATA
Net Assets at End of Period
 (000's omitted)                       $35,279        $22,723            $22,117
Ratios to Average Net Assets/(e)/:
  Net expenses                            1.54%          2.05%              1.94%
  Gross expenses/(f)/                     2.05%          2.09%              2.15%
  Net investment income (loss)           (0.46)%        (0.66)%            (1.09)%

PORTFOLIO TURNOVER
 RATE/(D)/                                 189%           304%               384%

---------------------
/(a)/Commencement of operations.
/(b)/Calculated based on average shares outstanding during the period. /(c)/Less than $0.01 per share.
/(d)/Not annualized for periods less than one year.
/(e)/Annualized for periods less than one year.
/(f)/Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

NOTE 1. ORGANIZATION

The Jordan Opportunity Fund (the "Fund") is a non-diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-nine investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on January 21, 2005. The Fund seeks capital appreciation by investing primarily in publicly traded stocks of U.S. companies irrespective of market capitalization size.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Exchange-traded options for which there were no sales reported that day are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued at broker-dealer bid quotation. Shares of open-end mutual funds are valued at net asset value. Short-term investments that mature in sixty days or less may be valued at amortized cost.

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007


The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premiums and discounts are amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

OPTIONS - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required

INCOME AND EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in an equitable manner.

REDEMPTION FEES - A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007


NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - AN INTERPRETATION OF FASB STATEMENT NO. 109. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 FAIR VALUE MEASUREMENTS ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management is currently evaluating the application of SFAS 157, and has not at this time determined the impact, if any, resulting from the adoption on the Fund's financial statements.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED
PARTIES

INVESTMENT ADVISER - Windowpane Advisors, LLC (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

SUB-ADVISER - Hellman, Jordan Management Co. is the sub-adviser to the Fund. The sub-advisory fee, calculated as a percentage of the Fund's average daily net assets, is paid by the Adviser.

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007


DISTRIBUTION - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citi Fund Services, LLC ("Citi") or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

OTHER SERVICES PROVIDERS - Citigroup provides administration, portfolio accounting, and transfer agency services to the Fund. Certain employees of Citigroup are also officers of the Trust.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or Fund. Certain officers or employees of FCS are also officers of the Trust. The Principal Executive Officer is an affiliate of the Distributor due to his ownership interest in the Distributor.

NOTE 4. WAIVER OF FEES

During the year, the Adviser and other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary waivers and reimbursements may be reduced or eliminated at any time. For the year ended December 31, 2007, fees waived and reimbursed were:

                         INVESTMENT  OTHER  TOTAL FEES
                          ADVISER   WAIVERS   WAIVED
                         ---------- ------- ----------
                          $133,557   $802    $134,359

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the period ended December 31, 2007, were $54,429,563 and $47,937,200 respectively.

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007


NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

                                               2007       2006
                                            ---------- ----------
               Ordinary Income              $1,897,844 $1,781,880
               Long-Term Capital Gain(Loss)    770,056    603,505
                                            ---------- ----------
               Total                        $2,667,900 $2,385,385

As of December 31, 2007, distributable earnings (accumulated loss) on a tax basis were as follows:

               Undistributed Ordinary Income          $   60,098
               Unrealized Appreciation (Depreciation)  5,834,280
               Capital and Other Losses                 (780,282)
                                                      ----------
               Total                                  $5,114,096
                                                      ==========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to Wash Sales, post-October currency loss, and calendar year open straddle losses.

For tax purposes, the current year post-October loss was $646,228. This loss will be recognized for tax purposes on the first business day of the Fund's next year.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2007. The following reclassification was the result of net operating losses and currency losses, and has no impact on the net assets of the Fund.

              Accumulated Net Investment Income (Loss) $ 123,876
              Undistributed Net Realized Gain (Loss)    (123,876)

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007


NOTE 7. WRITTEN OPTION TRANSACTIONS

Transactions in options written during the year ended December 31, 2007 were as follows:

                                                    CALLS
                                            ---------------------
                                            NUMBER OF
                                            CONTRACTS   PREMIUMS
                                            --------- -----------
             OUTSTANDING, DECEMBER 31, 2006    113    $   102,563
             Options written                  (147)      (521,321)
             Options Purchased                 554      1,232,492
             Options terminated in closing
               transactions                   (667)    (1,335,055)
                                              ----    -----------
             OUTSTANDING, DECEMBER 31, 2007   (147)   $  (521,321)
                                              ----    -----------

NOTE 8. OTHER INFORMATION

On December 31, 2007, three shareholders held approximately 51% of the outstanding shares of the Fund. These shareholders are omnibus accounts, which are held on behalf of several individual shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and Shareholders of
Jordan Opportunity Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Jordan Opportunity Fund, one of the series constituting Forum Funds (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period from January 21, 2005 (commencement of operations) through December 31, 2005. These financial statements and financial highlights are the responsibility of Trust management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Jordan Opportunity Fund of the Forum Funds as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from January 21, 2005 (commencement of operations) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 26, 2008

JORDAN OPPORTUNITY FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2007

INVESTMENT ADVISORY AGREEMENT APPROVAL

At the December 11, 2007 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the "Advisory Agreement") and, as applicable, the sub-advisory agreement pertaining to the Fund (the "Sub-Advisory Agreement"). In evaluating the Advisory Agreement and Sub-Advisory Agreement for the Fund the Board reviewed materials furnished by the Adviser, sub-adviser and the Administrator, including information regarding the Adviser and sub-adviser, their personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund, by the Adviser and sub-adviser, including information on the investment performance of the Adviser and sub-adviser; (2) the costs of the services to be provided and profitability to the Adviser and sub-adviser with respect to its relationship with the Fund;
(3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser and sub-adviser from their relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and the Board attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

NATURE, EXTENT AND QUALITY OF THE SERVICES

The Board received a presentation from senior representatives of Windowpane Advisors, L.L.C. (the "Adviser") and Hellman, Jordan Management Co., Inc. (the "Sub-Adviser") and discussed the Adviser's and Sub-Adviser's personnel, operations and financial condition. The Board also considered the scope and quality of services provided by the Adviser and Sub-Adviser under the Advisory and Sub-Advisory Agreements.

The Board noted that, under the Sub-Advisory Agreement, the Sub-Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies, subject to the Adviser's oversight. The Board considered the quality of the investment research capabilities of the Sub-Adviser and other

JORDAN OPPORTUNITY FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2007

resources dedicated to performing services for the Fund and the experience and professional background of the portfolio managers and other personnel at the Sub-Adviser who would have principal responsibility for the Fund's investments. The Board also considered the investment philosophy and decision-making processes of those professionals; the capability and integrity of the Adviser's and Sub-Adviser's senior management and staff; and the quality of the Adviser's and Sub-Adviser's services with respect to regulatory compliance and compliance with client investment policies and restrictions. The Board also reviewed the Advisor's and Sub-Adviser's balance sheets as of October 31, 2007 and concluded that they are financially able to provide investment advisory services to the Fund.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided to the Fund under the Advisory and Sub-Advisory Agreements and that the investment expertise of the Sub-Adviser's professionals could benefit the Fund.

COSTS OF SERVICES AND PROFITABILITY

The Board then considered information provided by the Adviser regarding its costs of services and profitability with respect to the Fund. The Board considered the Adviser's resources devoted to the Fund as well as an assessment of costs and profitability provided by the Adviser. The Board considered that the Adviser pays the Sub-Adviser's fee out of the fees that the Adviser earns under the Advisory Agreement. The Board concluded that the level of the Adviser's profits attributable to management of the Fund was not excessive in light of the services provided by the Adviser on behalf of the Fund.

COMPENSATION

The Board also considered the Adviser's compensation for providing advisory services to the Fund and analyzed comparative information on fees and total expenses of similar mutual funds. The Board noted that while the Adviser's contractual advisory fee was higher than the mean and median contractual advisory fee for its Lipper Inc. peer group, the Adviser's actual advisory fee, after waivers, was below the mean and median actual advisory fee for its Lipper Inc. peer group. The Board noted that the Adviser had agreed to voluntarily waive 25 basis points of its advisory fees. The Board also noted that Adviser's

JORDAN OPPORTUNITY FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2007

costs, which include the Sub-Adviser's fees, presently exceed the fees received by the Adviser from the Fund. The Board recognized that it was difficult to compare advisory fees and expense ratios because of variations between the services provided by the Adviser and Sub-Adviser and the services included in the advisory fees paid by other funds. Based on these considerations, the Board concluded that the advisory fee charged to the Fund was reasonable.

PERFORMANCE

The Adviser discussed its approach and the Sub-Adviser's approach to managing the Fund as well as the Fund's performance. The Board considered the Fund's performance over the three-month, six-month, one-year, three-year and five-year periods, noting that the Fund outperformed its benchmark and Lipper Inc. peer group over each period. The Board also noted that the Fund ranked in the top quartile of its Lipper Inc. peer group for the three-month, six-month and one-year periods.

ECONOMIES OF SCALE

The Board then considered whether the Fund would benefit from any economies of scale, noting that although the Adviser's fee schedules do not have breakpoints and thus would not reflect economies of scale, if any, the Fund was subject to voluntary fee waivers by the Adviser. The Board also considered the size of the Fund and determined that it would not be necessary to consider the implementation of breakpoints at this time.

OTHER BENEFITS

The Board noted the Adviser and Sub-Adviser's representations that they do not receive significant ancillary benefits from their relationship with the Fund, other than the ability to refer to their relationships with the Fund. The Board considered that the Sub-Adviser would receive the benefit of research from the brokers executing transactions on behalf of the Sub-Adviser's clients, including the Fund. The Board reviewed the Sub-Adviser's trading and allocation practices, including those related to soft dollars. The Board noted the Sub-Adviser's representation that all such practices would be consistent with applicable legal requirements, including the requirement of best execution.

JORDAN OPPORTUNITY FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2007


CONCLUSION

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory and Sub-Advisory Agreements. The Board also discussed the proposed approval of the continuance of the Advisory and Sub-Advisory Agreements. Based upon its review, including consideration of each of the factors referred to above, the Board (including all of the Independent Trustees) determined, in the exercise of its business judgment, that the advisory fees of the Fund were fair, and that renewing the Advisory and Sub-Advisory Agreements was in the best interest of the Fund's shareholders.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 441-7013 and on the SEC's website at www.sec.gov. The Fund's proxy voting records for the period of July 1, 2006 through June 30, 2007 will be available, without charge and upon request, by calling (800) 441-7013 and on the SEC's website at.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 through December 31, 2007.

JORDAN OPPORTUNITY FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2007


ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                       ENDING
                        BEGINNING   ACCOUNT VALUE  EXPENSES   ANNUALIZED
                      ACCOUNT VALUE DECEMBER 31,  PAID DURING  EXPENSE
                      JULY 1, 2007      2007        PERIOD*     RATIO*
                      ------------- ------------- ----------- ----------
        Actual Return   $1,000.00     $1,078.94      $7.96       1.52%
        Hypothetical
          Return        $1,000.00     $1,017.54      $7.73       1.52%

---------------------
* Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

JORDAN OPPORTUNITY FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2007


FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

INCOME DIVIDENDS - For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 11.20% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 11.01% for the qualified dividend rate
(QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 100.00% as qualified short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

CAPITAL GAIN DIVIDENDS - The Fund paid long-term capital gain dividends of $770,056 for the tax year ended December 31, 2007.

TRUSTEES AND OFFICERS OF THE TRUST - The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another registered investment company (collectively, the "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the capacities noted below for Monarch Funds with the exception of Mr. Collier and Ms. Bakke who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Two Portland Square, Portland, ME 04101, unless otherwise indicated. Each Trustee oversees thirty-two portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds, a registered investment company within the Fund Complex.
Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust Adviser and the Distributor within the past two years. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling
(800) 441-7013.

JORDAN OPPORTUNITY FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2007


                                            LENGTH OF         PRINCIPAL
                             POSITION         TIME          OCCUPATION(S)
 NAME AND YEAR OF BIRTH   WITH THE TRUST     SERVED      DURING PAST 5 YEARS
 ----------------------   --------------    ---------    -------------------
  INDEPENDENT TRUSTEES
  J. Michael Parish     Chairman of the     Trustee    Retired; Partner, Wolf,
  Born: 1943            Board;              since 1989 Block, Schorr and
                        Trustee; Chairman,  (Chairman  Solis-Cohen, LLP (law
                        Compliance          since      firm) 2002-2003;
                        Committee,          2004)      Partner, Thelen Reid &
                        Nominating                     Priest LLP (law firm)
                        Committee and                  1995-2002.
                        Qualified Legal
                        Compliance
                        Committee

  Costas Azariadis      Trustee;            Since      Professor of
  Born: 1943            Chairman, Valuation 1989       Economics,
                        Committee                      Washington University
                                                       (effective 2006);
                                                       Professor of
                                                       Economics, University
                                                       of California-Los
                                                       Angeles 1992-2006.

  James C. Cheng        Trustee;            Since      President, Technology
  Born: 1942            Chairman, Audit     1989       Marketing Associates
                        Committee                      (marketing company
                                                       for small- and medium-
                                                       sized businesses in
                                                       New England).

  INTERESTED TRUSTEE
  John Y. Keffer        Trustee;            Since      President, Forum
  Born: 1942            Chairman,           1989       Foundation (a
                        Contracts Committee            charitable organization)
                                                       since 2005; President,
                                                       Forum Trust, LLC (a
                                                       non-depository trust
                                                       company) since 1997;
                                                       President, Citi Fund
                                                       Services, LLC (Citi)
                                                       2003-2005; President,
                                                       Forum Financial Group,
                                                       LLC ("Forum") (a fund
                                                       services company
                                                       acquired by Citibank,
                                                       N.A., 1999-2003.

JORDAN OPPORTUNITY FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2007

                                            LENGTH OF         PRINCIPAL
                             POSITION         TIME          OCCUPATION(S)
NAME AND YEAR OF BIRTH    WITH THE TRUST     SERVED      DURING PAST 5 YEARS
----------------------    --------------    ---------    -------------------
   OFFICERS
   Simon D. Collier    President; Principal Since     President of Foreside
   Born: 1961          Executive Officer    2005      Financial Group LLC
                                                      ("FFG"), (financial
                                                      services firm), the
                                                      parent of the
                                                      Distributor, and holds
                                                      various officer
                                                      positions of FFG
                                                      subsidiaries, 2005 to
                                                      present; President,
                                                      Foreside Services, Inc.
                                                      (staffing services firm),
                                                      an affiliate of the
                                                      Distributor, 2006 to
                                                      present; Chief
                                                      Operating Officer and
                                                      Managing Director,
                                                      Global Fund Services,
                                                      Citigroup 2003-2005;
                                                      Managing Director,
                                                      Global Securities
                                                      Services for Investors,
                                                      Citibank, N.A. 1999-
                                                      2003. Mr. Collier
                                                      serves as an officer to
                                                      other unaffiliated
                                                      mutual funds or closed-
                                                      end funds for which the
                                                      Distributor or its
                                                      affiliates, act as
                                                      distributor or provider
                                                      of other services.

JORDAN OPPORTUNITY FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2007

                                             LENGTH OF         PRINCIPAL
                              POSITION         TIME          OCCUPATION(S)
 NAME AND YEAR OF BIRTH    WITH THE TRUST     SERVED      DURING PAST 5 YEARS
 ----------------------    --------------    ---------    -------------------
  Trudance L.C. Bakke   Treasurer; Principal Since 2005 Director, Foreside
  Born: 1971            Financial Officer    (Principal Compliance Service,
                                             Financial  LLC since 2006;
                                             Officer    Product Manager,
                                             since      Citigroup 2003-2006;
                                             August     Senior Manager of
                                             2006)      Corporate Finance,
                                                        Forum 1999-2003.
                                                        Ms. Bakke serves as an
                                                        officer to other
                                                        unaffiliated mutual
                                                        funds or closed-end
                                                        funds for which the
                                                        Distributor or its
                                                        affiliates, act as
                                                        distributor or provider
                                                        of other services.

  Beth P. Hanson        Vice President;      Since 2003 Relationship Manager,
  Born: 1966            Assistant Secretary             Citigroup since 2003;
                                                        Relationship Manager,
                                                        Forum 1999-2003.

  Sara M. Morris        Vice President       Since 2007 Director and
  Born: 1963                                            Relationship Manager,
                                                        Citigroup since 2004;
                                                        Chief Financial
                                                        Officer, The VIA
                                                        Group, LLC (strategic
                                                        marketing company)
                                                        2000-2003.

  Velvet R. Regan       Secretary            Since 2007 Assistant Counsel, Citi
  Born: 1978                                            Fund Services LLC
                                                        (f/k/a BISYS Fund
                                                        Services Ohio, Inc.)
                                                        since September 2006:
                                                        Associate Attorney.
                                                        Gilmartin Magence
                                                        Camiel & Ross, LLP
                                                        (law firm) February
                                                        2006 through
                                                        September 2006: Tax
                                                        Administrator, State
                                                        Street Corporation
                                                        2000-2002.

                                      [GRAPHIC]






                                         F O R  M O R E  I N F O R M A T I O N




Jordan Opportunity Fund

[LOGO] A WINDOWPANE FUND


INVESTMENT ADVISOR
Windowpane Advisors, LLC
One America Plaza
600 West Broadway, Suite 1225
San Diego, California 92101
www.windowpanefunds.com

TRANSFER AGENT
Citi Fund Services, LLC
P.O. Box 182218
Columbus, OH 43218-2218

DISTRIBUTOR
Foreside Fund Services, LLC
Two Portland Square, 1st Floor
Portland, Maine 04101
www.foresides.com

JORDAN OPPORTUNITY FUND
P.O. BOX 182218
COLUMBUS, OH 43218-2218
WWW.JORDANOPPORTUNITY.COM


105-AR-1207

                                    [GRAPHIC]

                            POLARIS GLOBAL VALUE FUND

                                 ANNUAL REPORT
                               December 31, 2007

                                 [LOGO] POLARIS
                              CAPITAL MANAGEMENT, INC.
                          HTTP://WWW.POLARISFUNDS.COM

                                (888) 263-5594

                               TABLE OF CONTENTS


          A Message to Our Shareholders..........................  1

          Performance Chart and Analysis.........................  6

          Schedule of Investments................................  7

          Statement of Assets and Liabilities.................... 10

          Statement of Operations................................ 11

          Statements of Changes in Net Assets.................... 12

          Financial Highlights................................... 13

          Notes to Financial Statements.......................... 14

          Report of Independent Registered Public Accounting Firm 19

          Additional Information................................. 20

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2007
--------------------------------------------------------------------------------

Dear Fellow Shareholder,

For the year ended December 31, 2007, the Polaris Global Value Fund ("the Fund") had a total return of -3.97%, while the MSCI World Index, net, the Fund's benchmark, advanced 9.04%.

2007 is only the fifth annual period in the Fund's 18-year history that performance has not exceeded the Fund's benchmark. Since one of the last three years is below the benchmark, the trailing three-year performance lags the benchmark. However, the 5-, 10-, 15- and inception-to-date (7/31/89) returns continue to exceed the benchmark. The Fund's returns have been accompanied by lower market risk, as measured by the beta statistic of 0.80 since the Fund's inception (volatility measurement relative to the MSCI World Index).

The following table summarizes total returns through December 31, 2007. Please refer to page 5 for the Fund's annual return.

                          --------------------------------------------------------------------------
                                        2007                        As of December 31, 2007
                          --------------------------------------------------------------------------
                           YTD    QIV    QIII   QII   QI    1 Yr  3 Yrs  5 Yrs  10 Yrs 15 Yrs  ITD
                          --------------------------------------------------------------------------
Polaris Global Value Fund -3.97% -7.35% -2.63% 2.02% 4.35% -3.97%  9.76% 19.17% 9.82%  13.65% 11.68%
MSCI World Index, net
 dividends reinvested      9.04% -2.42%  2.36% 6.51% 2.50%  9.04% 12.75% 16.96% 7.00%   9.71%  7.64%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH END PERFORMANCE, PLEASE VISIT THE FUND'S WEBSITE AT WWW.POLARISFUNDS.COM. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S ANNUAL OPERATING EXPENSE RATIO (GROSS) IS 1.23%. SHARES REDEEMED OR EXCHANGED WITHIN 180 DAYS OF PURCHASE WILL BE CHARGED A 1.00% FEE. FUND PERFORMANCE SHOWN FOR PERIODS OF 180 DAYS OR LESS DOES NOT REFLECT THIS FEE; OTHERWISE, IF REFLECTED, THESE RETURNS WOULD HAVE BEEN LOWER. RETURNS GREATER THAN 1 YEAR ARE ANNUALIZED. SEE PAGE 4 FOR ADDITIONAL DISCLOSURE.

2007 PERFORMANCE ANALYSIS:

After a first quarter of outperformance relative to the benchmark, the Fund gave back the gains in subsequent quarters. Holdings declined across several countries and industries - a reaction to investors' concerns yet inconsistent with reports of individual company business results.

During 2007, our research process clearly identified values in non-U.S. banks: we increased our financial holdings in Germany and Ireland. The Fund's U.S. bank investments generally have strong balance sheets, good customer funding and clean loan portfolios - yet these holdings had lackluster performance. As these banks report earnings, many investors may ultimately pinpoint and reward solidly managed banks.

International bank holdings of the Fund, such as Anglo Irish and Bank of Ireland, were down early in the fourth quarter but recovered 23% and 14% respectively from quarter lows, backed by better-than-expected preliminary

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2007
--------------------------------------------------------------------------------

reports and reassuring outlooks. Both banks have little exposure to structured investment vehicles, collateralized debt obligations or other tenuous investment vehicles that have hindered some U.S. and non-U.S. financial institutions. Both banks have real estate exposure that is performing quite well and is well supported by the cash flow of borrowers.

We believe companies with ample free cash flow provide management with multiple tools to weather economic or market declines. The Fund holds many companies that use stock buybacks to enhance shareholder value. Two portfolio companies, a U.S. electrical equipment distributor and a U.K. homebuilder that experienced stock price declines of 30 - 60%, announced stock repurchases of approximately 40% of shares outstanding. Since the companies generate substantial cash flow, and company management believes their shares are undervalued, the firms are able to undertake multiple strategies for shareholders.

The following table shows the Fund's asset allocation at December 31, 2007.

                                                        Polaris Global Value Fund Asset Allocation
            --------------------------------------------------------------------------------------------------------------
              WORLD
             MARKET   Portfolio                                          Consumer   Consumer Health            Information
            WEIGHTING Weighting Energy Utilities Materials Industrials Discretion'y Staples   Care  Financials Technology
            ---------------------------------------------------------------------------------------------------------------
N. America    51.26%    34.72%   1.65%   1.30%     4.47%      6.95%        1.42%     0.00%   4.66%    12.52%      0.00%
Japan          9.70%    12.23%   0.00%   1.05%     2.82%      3.59%        0.00%     3.01%   0.00%     0.00%      0.00%
Other Asia     4.94%     6.01%   1.72%   0.00%     1.36%      0.00%        0.00%     0.00%   0.00%     0.00%      1.63%
Europe        31.08%    27.23%   1.42%   0.00%     5.79%      2.99%        7.32%     1.68%   0.00%     8.03%      0.00%
Scandinavia    3.01%    13.76%   0.00%   0.00%     2.47%      6.01%        1.82%     0.27%   0.00%     3.19%      0.00%
Africa & S.
 America       0.00%     5.63%   1.54%   0.00%     4.09%      0.00%        0.00%     0.00%   0.00%     0.00%      0.00%
Cash           0.00%     0.44%   0.00%   0.00%     0.00%      0.00%        0.00%     0.00%   0.00%     0.00%      0.00%
                      ----------------------------------------------------------------------------------------------------
Industry
 Totals                100.00%   6.33%   2.34%    21.00%     19.54%       10.56%     4.96%   4.66%    23.74%      1.63%
                      ====================================================================================================
MARKET
 WEIGHTING   100.00%            10.91%   4.69%     7.15%     11.44%        9.77%     8.84%   8.75%    22.57%     11.01%
             -------            ------------------------------------------------------------------------------------------

            ---------------------

            Telecom.
            Services Other Cash
            --------------------
N. America   1.75%   0.00% 0.00%
Japan        1.76%   0.00% 0.00%
Other Asia   1.29%   0.00% 0.00%
Europe       0.00%   0.00% 0.00%
Scandinavia  0.00%   0.00% 0.00%
Africa & S.
 America     0.00%   0.00% 0.00%
Cash         0.00%   0.00% 0.44%
            ---------------------
Industry
 Totals      4.80%   0.00% 0.44%
            =====================
MARKET
 WEIGHTING   4.88%   0.00% 0.00%
            ---------------------

                      Table may not foot due to rounding

Fund management continues to find better values overseas; consequently, the Fund remains underweight in North America relative to the World Index. The Fund's Scandinavian and Japanese holdings are weighted greater than the benchmark, while investments in continental Europe are less heavily weighted. Emerging markets in the portfolio, but not the World Index, include South Africa, Korea, Thailand and Mexico.

Among sectors, the Fund's more economically-sensitive investments (materials, industrials and consumer discretionary) were overweight. While these sector stocks generally suffered setbacks, there were some strong performances from growth drivers including Yara International (materials) and Continental AG (industrial), resulting in these companies appearing in the top 10 holdings at year end. The overweight position in financials reflects management's view that this sector offers some of the better values in the world.

Based on the extreme declines in many company valuations worldwide, management is actively making portfolio changes and evaluating a host of new investments.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2007
--------------------------------------------------------------------------------


INVESTMENT ENVIRONMENT AND STRATEGY:

Behavioral finance research suggests that many investors project their most recent experiences far into the future. In today's panic-stricken markets, investors fear that credit tightening may lead to a recession. Under such uncertainty, investor behavior has historically led to uncontrolled selling resulting in irrational pricing of assets and stocks.

The recession logic hinges on rapid contraction of credit and extreme economic fragility with no possibility of corrective behavior by individuals, companies or government. Such a scenario does not consider the dynamic flexibility of the U.S. economy. Rather investors seem to assume the once-powerful and diversified U.S. economy has become dependent for its growth on financial engineering whereby the largest and most aggressive financial firms create greater and greater leverage in the economy.

Furthermore, it is U.S.-centric to believe that the $100 trillion global financial system will be unable to function because, as investors fear, the $400 billion in U.S. sub-prime loans will all become worthless. This implies that values of homes, secured by sub-prime mortgages, will go to zero, a highly improbable event. The world economy is much broader and stronger than news headlines would suggest, especially in economies with billions of emerging consumers. The sheer weight of this emerging economic power is greater than the financial cost of mortgage loan losses in a fraction of the U.S. market. It is our opinion that global financial markets are waiting to take advantage of low priced assets, and that well-managed companies can take away business from their less competent competitors through this cycle. Even in tough markets, good management can create value for shareholders.

In the near term, Fund management remains constructive about global market valuations, buying companies at compelling valuations. In fact, we haven't seen such opportunity since 1998. Behavioral finance indicates that irrational thinking often leads to market inefficiencies. Our investment strategy requires patience, waiting for investors to panic and creating an environment conducive to buying companies priced to provide returns in excess of the benchmark's return. This strategy has contributed to the Fund success over the past 18 years; we believe this strategy will prove fruitful in future markets.

CAPITAL GAINS DISTRIBUTION UPDATE

On December 12, 2007, the Polaris Global Value Fund distributed a short-term capital gain of $0.085 per share and a long-term capital gain of $1.401 per share to shareholders of record as of December 11, 2007. The gains were primarily realized in the first six months of the year, when several portfolio companies were sold following company acquisitions.

The Fund paid an income dividend of $0.262 per share for shareholders of record on December 28, 2007, with an ex-dividend date of December 31, 2007. This dividend was paid from interest and dividends received on investments during 2007.

On the day that a fund distributes capital gains to shareholders, the fund's net asset value per share drops by the amount of the distribution per share, to reflect that the distribution has been paid out. The drop in the net asset value does not reflect a loss in the shareholder's overall investment value, but instead indicates that a portion of

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2007
--------------------------------------------------------------------------------

that value has been given to the shareholder as a capital gain. Keep in mind that there may also be appreciation or depreciation in the fund value from the market activity on that day that will also be reflected in the NAV.

We welcome your questions and comments.

Sincerely,

/s/ Bernard R. Horn, Jr.
Bernard R. Horn, Jr.
Portfolio Manager

THE FUND INVESTS IN SECURITIES OF FOREIGN ISSUERS, INCLUDING ISSUERS LOCATED IN COUNTRIES WITH EMERGING CAPITAL MARKETS. INVESTMENTS IN SUCH SECURITIES ENTAIL CERTAIN RISKS NOT ASSOCIATED WITH INVESTMENTS IN DOMESTIC SECURITIES, SUCH AS VOLATILITY OF CURRENCY EXCHANGE RATES, AND IN SOME CASES, POLITICAL AND ECONOMIC INSTABILITY AND RELATIVELY ILLIQUID MARKETS.

On June 1, 1998, a limited partnership managed by the adviser reorganized into the Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund's performance for the periods before June 1, 1998 is that of the limited partnership and includes the expenses of the limited partnership. If the limited partnership's performance had been readjusted to reflect the second year expenses of the Fund, the Fund's performance for all the periods may have been lower. The limited partnership was not registered under the Investment Company Act of 1940 ("1940 Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

As of December 31, 2007, the Fund's top 10 holdings and the percentages they represent in the Fund's portfolio market value are as follows:

                                                 Percentage
                                                 of Market
                    Issuer                         Value
                    ------                       ----------
                    Yara International ASA         1.93%
                    KDDI Corp.                     1.77%
                    Verizon Communications, Inc.   1.76%
                    Nippon Yusen KK                1.74%
                    Continental AG                 1.74%
                    Thai Oil PCL                   1.72%
                    Greencore PLC                  1.68%
                    Investor AB, Class B           1.68%
                    Marathon Oil Corp.             1.66%
                    Southwest Bancorp, Inc.        1.66%

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2007
--------------------------------------------------------------------------------


The MSCI World, EAFE, and USA Indexes, net dividends reinvested ("MSCI World, net") measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The MSCI World, net, is unmanaged and does include the reinvestment of dividends, net of withholding taxes. One cannot invest directly in an index or an average.

The views in this report were those of the Fund manager as of December 31, 2007, and may not reflect the views of the manager on the date this letter is published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investment and do not constitute investment advice.

BEFORE INVESTING, YOU SHOULD CAREFULLY CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER INFORMATION IS IN THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY VISITING THE FUND'S WEBSITE. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

Foreside Fund Services, LLC, is the Fund's Distributor.

The Fund's annual performance as compared to the benchmark is as follows:

Historical Calendar Year Annual Returns (years ended December 31)

         Polaris Global                      Polaris Global
           Value Fund   MSCI World, Net        Value Fund   MSCI World, Net
         -------------- ---------------      -------------- ---------------
    2007     -3.97%           9.04%     1998      -8.85%         24.34%
    2006     24.57%          20.07%     1997      34.55%         15.76%
    2005     10.52%           9.49%     1996      23.34%         13.48%
    2004     23.63%          14.72%     1995      31.82%         20.72%
    2003     47.06%          33.11%     1994      -2.78%          5.08%
    2002      3.82%         -19.89%     1993      25.70%         22.50%
    2001      2.21%         -16.82%     1992       9.78%         -5.23%
    2000     -5.82%         -13.18%     1991      17.18%         18.28%
    1999     16.50%          24.93%     1990     -11.74%        -17.02%

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2007
--------------------------------------------------------------------------------

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Polaris Global Value Fund (the "Fund") compared with the Morgan Stanley Capital International ("MSCI") World Index (the "Index"), net dividends reinvested, over the past 10 fiscal years. The Index measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment. PAST PERFORMANCE IS NOT PREDICTIVE OF, NOR A GUARANTEE OF, FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

         Annual Total Return as of 12/31/07 One Year Five Year Ten Year
         ---------------------------------- -------- --------- --------
             Polaris Global Value Fund      (3.97)%   19.17%    9.82%
             MSCI                             9.04%   16.96%    7.00%

         Investment Value on 12/31/07
         ----------------------------
             Polaris Global Value Fund      $25,511
             MSCI                           $19,670

 LOGO

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007
--------------------------------------------------------------------------------

              Shares        Security Description          Value
             --------- ------------------------------- ------------
             COMMON STOCK - 99.9%
             AUSTRALIA - 1.4%
               117,552 BHP Billiton, Ltd, ADR          $  8,233,342
                                                       ------------
             AUSTRIA - 1.6%
               157,132 Andritz AG                         9,508,900
                                                       ------------
             BELGIUM - 3.1%
                64,644 KBC Groep NV                       9,079,134
                68,516 Solvay SA, Class A                 9,572,934
                                                       ------------
                                                         18,652,068
                                                       ------------
             CANADA - 1.4%
               298,237 Methanex Corp.                     8,271,522
                                                       ------------
             CROATIA - NM
                   942 Hrvatski Telekom dd, ADR(a)(c)        64,998
                                                       ------------
             FINLAND - 6.0%
               191,163 Cargotec Corp., Class B            8,833,213
               242,320 Konecranes Oyj(a)                  8,342,077
               120,359 Kone Oyj, Class B                  8,422,231
               165,481 UPM-Kymmene Oyj                    3,338,853
               324,993 YIT Oyj                            7,112,410
                                                       ------------
                                                         36,048,784
                                                       ------------
             FRANCE - 5.9%
                69,465 Christian Dior SA                  9,117,313
                90,191 Compagnie de Saint-Gobain SA       8,491,740
               111,208 Imerys SA                          9,131,087
               107,700 Technip SA                         8,569,458
                                                       ------------
                                                         35,309,598
                                                       ------------
             GERMANY - 2.6%
               109,500 Hannover Rueckversicherung AG      5,069,341
                80,750 Continental AG                    10,461,720
                                                       ------------
                                                         15,531,061
                                                       ------------
             IRELAND - 7.1%
               490,000 Anglo Irish Bank Corp. PLC         7,826,265
               597,878 Bank of Ireland                    8,896,376
               253,131 CRH PLC                            8,765,994
             1,550,385 Greencore Group PLC               10,140,484
               458,400 Smurfit Kappa Group PLC(a)         7,490,870
                                                       ------------
                                                         43,119,989
                                                       ------------
             JAPAN - 12.3%
               569,000 Asahi Breweries, Ltd.              9,660,771
                   524 Central Japan Railway Co.          4,481,285
               733,520 Iino Kaiun Kaisha, Ltd.            6,832,627
               144,900 Kansai Electric Power Co., Inc.    3,387,306

              Shares        Security Description          Value
             --------- ------------------------------- ------------
                 1,430 KDDI Corp.                      $ 10,676,717
               305,400 Maruichi Steel Tube, Ltd.          7,618,899
             1,680,000 Meiji Dairies Corp.                8,593,350
             1,315,000 Nippon Yusen KK                   10,478,934
             2,639,000 Showa Denko KK                     9,472,787
               114,300 Tokyo Electric Power Co., Inc.     2,964,302
                                                       ------------
                                                         74,166,978
                                                       ------------
             MEXICO - 1.5%
               354,473 Cemex, SAB de CV, ADR(a)           9,163,127
                                                       ------------
             NORWAY - 4.3%
               224,738 Austevoll Seafood ASA(a)           1,633,872
               258,250 Camillo Eitzen & Co. ASA(a)        3,564,888
               599,006 DnB NOR ASA                        9,150,684
               119,280 Eitzen Maritime Services ASA(a)       57,080
               250,520 Yara International ASA            11,596,440
                                                       ------------
                                                         26,002,964
                                                       ------------
             SOUTH AFRICA - 5.6%
               249,273 Impala Platinum Holdings, Ltd.     8,646,202
             1,938,619 Metorex, Ltd.(a)                   6,192,811
               694,130 Sappi, Ltd.                        9,874,101
               187,870 Sasol, Ltd.                        9,311,101
                                                       ------------
                                                         34,024,215
                                                       ------------
             SOUTH KOREA - 2.9%
                16,627 Samsung Electronics Co., Ltd.      9,875,140
                29,368 SK Telecom Co., Ltd.               7,811,389
                                                       ------------
                                                         17,686,529
                                                       ------------
             SPAIN - 1.5%
               358,488 Banco Bilboa Vizcaya Argentaria
                       SA                                 8,771,821
                                                       ------------
             SWEDEN - 3.5%
               175,660 Autoliv, Inc.                      9,259,039
               226,800 Duni AB, Class A(a)                1,736,654
               444,902 Investor AB, Class B              10,116,884
                                                       ------------
                                                         21,112,577
                                                       ------------
             THAILAND - 1.7%
             4,059,000 Thai Oil PLC                      10,386,141
                                                       ------------
             UNITED KINGDOM - 5.6%
               540,963 Barratt Developments PLC           4,894,402
               474,600 Bellway PLC                        7,857,366
               947,515 Lloyds TSB Group PLC               8,883,247
               426,251 Persimmon PLC                      6,773,280
             1,267,367 Taylor Wimpey PLC                  5,116,543
                                                       ------------
                                                         33,524,838
                                                       ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007
--------------------------------------------------------------------------------

            Shares          Security Description           Value
           --------- ---------------------------------- ------------
           UNITED STATES - 31.9%
             495,344 Ameris Bancorp                     $  8,346,546
             174,006 Ametek, Inc.                          8,150,441
             339,504 Astoria Financial Corp.               7,900,258
             154,486 Capital One Financial Corp.           7,301,008
             169,774 Colony Bankcorp, Inc.                 2,580,565
           1,253,187 Ford Motor Co.(a)                     8,433,949
             115,744 FPL Group, Inc.                       7,832,396
              91,817 General Dynamics Corp.                8,170,795
             184,700 Health Net, Inc.(a)                   8,921,010
               9,299 Idearc, Inc.                            163,290
             424,663 International Bancshares Corp.        8,892,443
             762,616 Mac-Gray Corp.(a)(b)                  8,587,056
             164,382 Marathon Oil Corp.                   10,004,289
             315,534 National City Corp.                   5,193,690
             107,949 Praxair, Inc.                         9,576,156
             300,848 South Financial Group, Inc.           4,702,254
             544,097 Southwest Bancorp, Inc.               9,973,298
             458,658 Sovereign Bancorp, Inc.               5,228,701
             282,701 Stewart Information Services Corp.    7,375,669
             173,482 Toro Co.                              9,444,360
             167,070 UnitedHealth Group, Inc.              9,723,474
             242,151 Verizon Communications, Inc.         10,579,577
             258,638 Webster Financial Corp.               8,268,657

              Shares          Security Description           Value
             ---------    ------------------------------  ------------
              108,538    WellPoint, Inc.(a)               $  9,522,039
              193,674    WESCO International, Inc.(a)        7,677,237
                                                          ------------
                                                           192,549,158
                                                          ------------
             TOTAL COMMON STOCK (COST $589,022,143)        602,128,610
                                                          ------------
             Principal
              Amount
             ---------
             SHORT-TERM INVESTMENTS - NM
             CERTIFICATES OF DEPOSIT - NM
              $29,502    Middlesex Savings Bank, 4.50%,
                         5/23/08                                29,502
               29,214    Stoneham Savings Bank, 5.00%,
                         11/24/08                               29,214
                                                          ------------
             TOTAL CERTIFICATES OF DEPOSIT (COST $58,716)       58,716
                                                          ------------
             TOTAL SHORT-TERM INVESTMENTS
                         (COST $58,716)                         58,716
                                                          ------------
             TOTAL INVESTMENTS - 99.9%
                         (COST $589,080,859)*              602,187,326
             OTHER ASSETS AND LIABILITIES, NET - 0.1%          515,934
                                                          ------------
             NET ASSETS - 100.0%                          $602,703,260
                                                          ============

ADRAmerican Depositary Receipt
PLCPublic Limited Company
NM Not Material, Less than 0.1%
(a)Non-income producing security.
(b)Affiliated Company.
(c)Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $64,998 or 0.0% of net assets.

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

               Shares held as of                       Shares held     Value,
                   beginning       Gross     Gross        as of     December 31, Investment
Name of Issuer     of period     Additions Reductions end of Period     2007       Income
-------------- ----------------- --------- ---------- ------------- ------------ ----------
Mac-Gray Corp.      762,616         $-         $-        762,616     $8,587,056      $-

* Cost for Federal income tax purposes is $589,952,814 and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $ 88,843,482
            Gross Unrealized Depreciation               (76,608,970)
                                                       ------------
            Net Unrealized Appreciation (Depreciation) $ 12,234,512
                                                       ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007
--------------------------------------------------------------------------------


% of Total Investments

                       Industrials...............  19.6%
                       Financials................  24.1%
                       Consumer Discretionary....  10.3%
                       Materials.................  21.1%
                       Consumer Staples..........   5.0%
                       Telecommunication Services   4.8%
                       Utilities.................   2.4%
                       Energy....................   6.4%
                       Health Care...............   4.7%
                       Information Technology....   1.6%
                       Certificates of Deposit...     NM
                                                  ------
                           Total................. 100.0%
                                                  ======

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at market value:
    Unaffiliated issuers (Cost $579,856,681)                                                         $593,600,270
    Affiliated issuers (Cost $9,224,178)                                                                8,587,056
                                                                                                     ------------
  Total Investments (Cost $589,080,859)                                                              $602,187,326
  Foreign currency (Cost $1,349)                                                                            1,350
  Receivables:
    Currency Transactions                                                                                  22,697
    Investment securities sold                                                                          9,039,845
    Fund shares sold                                                                                      671,364
    Interest and dividends                                                                              1,923,798
  Prepaid expenses                                                                                         11,264
                                                                                                     ------------
Total Assets                                                                                          613,857,644
                                                                                                     ============

LIABILITIES
  Payables:
    Dividends                                                                                             571,329
    Fund shares redeemed                                                                                3,400,212
    Payable to custodian                                                                                6,454,636
  Accrued Liabilities:
    Investment adviser fees                                                                               545,953
    Trustees' fees and expenses                                                                               165
    Compliance services fees                                                                                3,102
    Other expenses                                                                                        178,987
                                                                                                     ------------
Total Liabilities                                                                                      11,154,384
                                                                                                     ------------

NET ASSETS                                                                                           $602,703,260
                                                                                                     ============

COMPONENTS OF NET ASSETS
  Paid-in capital                                                                                    $551,407,441
  Accumulated undistributed (distributions in excess of) net investment income                           (823,017)
  Net realized gain (loss) on investments and foreign currency transactions                            38,958,566
  Unrealized appreciation (depreciation) of investments and foreign currency translations              13,160,270
                                                                                                     ------------

NET ASSETS                                                                                           $602,703,260
                                                                                                     ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 BASED ON NET ASSETS OF $602,703,260 AND 34,429,425 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED) $      17.51
                                                                                                     ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividend income (net of foreign withholding taxes $1,217,982)           $  16,033,346
  Interest income                                                               958,852
                                                                          -------------
Total Investment Income                                                      16,992,198
                                                                          -------------

EXPENSES
  Investment adviser fees                                                     7,809,877
  Administrator fees                                                            457,514
  Transfer agency fees                                                          491,606
  Custodian fees                                                                222,252
  Accountant fees                                                                45,745
  Professional fees                                                              55,367
  Registration fees                                                              46,894
  Trustees' fees and expenses                                                    33,609
  Compliance services fees                                                       39,734
  Miscellaneous expenses                                                         98,613
                                                                          -------------
Total Expenses                                                                9,301,211
  Fees waived                                                                    (2,294)
                                                                          -------------
Net Expenses                                                                  9,298,917
                                                                          -------------

NET INVESTMENT INCOME (LOSS)                                                  7,693,281
                                                                          -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS

Realized Gain (Loss) on:
  Investments                                                                89,976,064
  Foreign currency transactions                                                  39,628
                                                                          -------------
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions    90,015,692
                                                                          -------------

Change in Unrealized Appreciation (Depreciation) on:
  Investments                                                              (130,761,698)
  Foreign Currency Translations                                                  38,767
                                                                          -------------
Net Change in Unrealized Appreciation (Depreciation) on Investments
 and Foreign Currency Translations                                         (130,722,931)
                                                                          -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS                                          (40,707,239)
                                                                          -------------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $ (33,013,958)
                                                                          =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              Year Ended        Year Ended
                                                           December 31, 2007 December 31, 2006
                                                           ----------------- -----------------
OPERATIONS
  Net investment income (loss)                               $   7,693,281     $  4,181,653
  Net realized gain (loss) on investments and
   foreign currency transactions                                90,015,692        1,137,556
  Net change in unrealized appreciation (depreciation) on
   investments and foreign currency translations              (130,722,931)      94,372,699
                                                             -------------     ------------
Increase (Decrease) in Net Assets Resulting
 from Operations                                               (33,013,958)      99,691,908
                                                             -------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                         (8,956,455)      (4,739,081)
  Net realized gain on investments                             (49,543,610)      (1,245,151)
                                                             -------------     ------------
Total Distributions to Shareholders                            (58,500,065)      (5,984,232)
                                                             -------------     ------------

CAPITAL SHARE TRANSACTIONS
  Sale of shares                                               395,005,172      304,429,520
  Reinvestment of distributions                                 54,941,096        5,624,306
  Redemption of shares                                        (364,549,019)     (76,518,820)
  Redemption fees                                                  766,769          230,889
                                                             -------------     ------------
Increase (Decrease) from Capital Share Transactions             86,164,018      233,765,895
                                                             -------------     ------------
Increase (Decrease) in Net Assets                               (5,350,005)     327,473,571

NET ASSETS
  Beginning of Period                                          608,053,265      280,579,694
                                                             -------------     ------------
  End of Period(a)                                           $ 602,703,260     $608,053,265
                                                             =============     ============

SHARE TRANSACTIONS
  Sale of shares                                                19,098,104       17,113,356
  Reinvestment of distributions                                  2,991,616          282,423
  Redemption of shares                                         (18,100,847)      (4,272,583)
                                                             -------------     ------------
Increase (Decrease) in Shares                                    3,988,873       13,123,196
                                                             =============     ============

(a) Accumulated undistributed (distributions in excess of)
    net investment income                                    $    (823,017)    $ (1,034,056)
                                                             =============     ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding throughout each period:

                                                                              Year Ended
                                                 -----------------------------------------------------------------
                                                 December 31,  December 31,  December 31,  December 31,  December 31,
                                                     2007          2006          2005        2004(a)       2003(a)
                                                 ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  19.98      $  16.20      $  14.80      $  12.04      $  8.30
                                                   --------      --------      --------      --------      -------
INVESTMENT OPERATIONS
  Net investment income (loss)                         0.20(b)       0.17(b)       0.19(b)       0.05         0.04
  Net realized and unrealized gain (loss) on
   investments, options and foreign currency
   transactions                                       (0.94)         3.80          1.36          2.78         3.86
                                                   --------      --------      --------      --------      -------
Total from Investment Operations                      (0.74)         3.97          1.55          2.83         3.90
                                                   --------      --------      --------      --------      -------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM
  Net investment income                               (0.26)        (0.16)        (0.16)        (0.08)       (0.03)
  Net realized gain on investments, options and
   foreign currency transactions                      (1.49)        (0.04)            -             -(c)     (0.13)
                                                   --------      --------      --------      --------      -------
Total Distributions to Shareholders                   (1.75)        (0.20)        (0.16)        (0.08)       (0.16)
                                                   --------      --------      --------      --------      -------
Redemption fees(b)                                     0.02          0.01          0.01          0.01            -(c)
                                                   --------      --------      --------      --------      -------
NET ASSET VALUE, END OF PERIOD                     $  17.51      $  19.98      $  16.20      $  14.80      $ 12.04
                                                   ========      ========      ========      ========      =======
TOTAL RETURN                                          (3.97)%       24.57%        10.52%        23.63%       47.06%
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period
 (000's omitted)                                   $602,703      $608,053      $280,580      $143,010      $36,675
Ratios to Average Net Assets:
  Net investment income (loss)                         0.99%         0.93%         1.23%         0.73%        0.52%
  Net expenses                                         1.19%         1.23%         1.29%         1.48%        1.75%
  Gross expenses(d)                                    1.19%         1.23%         1.30%         1.48%        1.86%
PORTFOLIO TURNOVER RATE                                  46%            5%           10%           15%          26%

------------------------------
(a)Audited by another Independent Registered Public Accounting Firm.
(b)Calculated based on average shares outstanding during the period.
(c)Amount rounds to less than $0.01 per share.
(d)Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

The Polaris Global Value Fund (the "Fund"), is a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-nine investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on June 1, 1998 after it acquired the net assets of Global Value Limited Partnership (the "Partnership"), in exchange for Fund shares. The Partnership commenced operations on July 31, 1989. The Fund seeks capital appreciation by investing primarily in common stocks (including ADRs) of companies located worldwide (including emerging market countries).

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. All premiums and discounts are amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007
--------------------------------------------------------------------------------


FOREIGN CURRENCY TRANSLATIONS - Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

FOREIGN CURRENCY TRANSACTIONS - The Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Funds' foreign currency exposure. These contracts are intrinsically valued daily based on forward rates, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. Due to the risks associated with these transactions, the Fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME AND EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in an equitable manner.

REDEMPTION FEE - A shareholder who redeems or exchanges shares within 180 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007
--------------------------------------------------------------------------------

offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - AN INTERPRETATION OF FASB STATEMENT NO. 109. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 FAIR VALUE MEASUREMENTS ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management is currently evaluating the application of SFAS 157, and has not at this time determined the impact, if any, resulting from the adoption on the Fund's financial statements.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED
PARTIES

INVESTMENT ADVISER - Polaris Capital Management, LLC (the "Adviser") is the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

SHAREHOLDER SERVICE AGENT - The Trust has adopted a shareholder servicing plan for the Fund under which the Fund may pay the Fund's administrator an annualized fee of up to 0.25% of average daily net assets for providing shareholder service activities that are not otherwise provided by the Transfer Agent. The Fund's administrator may pay this fee to various financial institutions, including the Adviser, that provide shareholder servicing to their customers invested in the Fund. As of December 31, 2007 this fee has not been imposed on the Fund.

DISTRIBUTION - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citi Fund Services, LLC ("Citi") or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

OTHER SERVICES PROVIDERS

Citi provides administration, portfolio accounting, and transfer agency services to the Fund. Certain employees of Citi are also officers of the Trust.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007
--------------------------------------------------------------------------------


Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS has no role in determining the investment policies of, or the securities to be purchased or sold by the Trust or the Fund. Certain officers or employees of FCS are also officers of the Trust. The Principal Executive Officer is an affiliate of the Distributor due to his ownership interest in the Distributor.

NOTE 4. EXPENSE REIMBURSEMENTS AND FEES WAIVED

During the year, certain fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary waivers and reimbursements may be reduced or eliminated at any time. For the year ended December 31, 2007, fees reimbursed were $2,294.

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the period ended December 31, 2007, were $389,599,254 and $344,376,070 respectively.

NOTE 6. FEDERAL TAX INFORMATION AND INVESTMENT TRANSACTIONS

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

                                               2007        2006
                                            ----------- ----------
              Ordinary Income               $11,789,528 $4,739,081
              Long-Term Capital Gain (Loss)  46,710,537  1,245,151
                                            ----------- ----------
              Total                         $58,500,065 $5,984,232
                                            =========== ==========

As of December 31, 2007, distributable earnings (accumulated loss) on a tax basis were as follows:

              Undistributed Ordinary Income          $ 2,301,119
              Undistributed Long-Term Gain            36,805,479
              Capital and Other Losses                   (76,397)
              Unrealized Appreciation (Depreciation)  12,265,617
                                                     -----------
              Total                                  $51,295,818
                                                     ===========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to Wash Sales, post-October currency losses, mark to market on section 988 contracts and investments in passive foreign investment companies.

For tax purposes, the current year currency post-October loss was $76,397. This loss will be recognized for tax purposes on the first business day of the Fund's next year.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007
--------------------------------------------------------------------------------


On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2007. The following reclassification was the result of investments in passive foreign investment companies, and has no impact on the net assets of the Fund.

             Accumulated Net Investment Income (Loss) $ 1,474,213
             Undistributed Net Realized Gain (Loss)    (1,474,213)

NOTE 7. OTHER INFORMATION

On December 31, 2007, two shareholders held approximately 46% of the outstanding shares of the Fund. These shareholders are omnibus accounts, which are held on behalf of several individual shareholders.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Forum Funds and Shareholders of
Polaris Global Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Polaris Global Value Fund, one of the series constituting Forum Funds (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of Trust management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2004 were audited by other auditors, whose report, dated February 18, 2005, expressed an unqualified opinion on those financial statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Polaris Global Value Fund of the Forum Funds as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 26, 2008

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
ADDITIONAL INFORMATION
DECEMBER 31, 2007 (Unaudited)
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (888) 263-5594 and on the SEC's website at www.sec.gov. The Fund's proxy voting records for the period of July 1, 2006 through June 30, 2007 is available, without charge and upon request, by calling (888) 263-5594 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

SHAREHOLDER EXPENSES EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 through December 31, 2007.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
ADDITIONAL INFORMATION
DECEMBER 31, 2007 (Unaudited)
--------------------------------------------------------------------------------

                      Beginning        Ending
                    Account Value   Account Value   Expenses Paid    Annualized
                    July 1, 2007  December 31, 2007 During Period* Expense Ratio*
                    ------------- ----------------- -------------- --------------
Actual Return         $1,000.00       $  902.07         $5.75           1.20%
Hypothetical Return   $1,000.00       $1,019.16         $6.11           1.20%

------------------------------
* Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

INCOME DIVIDENDS - For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 31.05% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.00% for the qualified dividend rate
(QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund designates 100.00% as qualified short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD). The Fund also designates 6.86% of its income dividends as qualified interest income (QII.)

CAPITAL GAIN DIVIDENDS - The Fund paid long-term capital gain dividends of $46,710,537 for the tax year ended December 31, 2007.

SPECIAL 2007 TAX INFORMATION

The Fund elects in accordance with Section 853 of the Internal Revenue code to pass through to its shareholders the credit for taxes paid in foreign countries during its fiscal year ended December 31, 2007. In accordance with the current tax laws, the foreign source income and foreign taxes are $12,804,444 and $963,347, respectively.

TRUSTEES AND OFFICERS OF THE TRUST - The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another registered investment company (collectively, the "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the capacities noted below for Monarch Funds with the exception of Mr. Collier and Ms. Bakke who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Two Portland Square, Portland, ME 04101, unless otherwise indicated. Each Trustee oversees thirty-three portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds, a registered investment company within the Fund Complex. Mr. Keffer is also an Interested Trustee/Director of Wintergreen Fund, Inc. and Monarch Funds. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (888) 263-5594.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
ADDITIONAL INFORMATION
DECEMBER 31, 2007 (Unaudited)
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
       NAME          POSITION WITH   LENGTH OF          PRINCIPAL OCCUPATION(S) DURING
  AND YEAR OF BIRTH    THE TRUST    TIME SERVED                  PAST 5 YEARS
---------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
J. Michael Parish    Chairman of   Trustee since Retired; Partner, Wolf, Block, Schorr and
Born: 1943           the Board;    1989          Solis-Cohen, LLP (law firm) 2002 - 2003;
                     Trustee;      (Chairman     Partner, Thelen Reid & Priest LLP (law firm)
                     Chairman,     since 2004)   1995 - 2002.
                     Compliance
                     Committee,
                     Nominating
                     Committee
                     and Qualified
                     Legal
                     Compliance
                     Committee
---------------------------------------------------------------------------------------------
Costas Azariadis     Trustee;      Since 1989    Professor of Economics, Washington
Born: 1943           Chairman,                   University (effective 2006); Professor of
                     Valuation                   Economics, University of California-Los
                     Committee                   Angeles 1992 - 2006.
---------------------------------------------------------------------------------------------
James C. Cheng       Trustee;      Since 1989    President, Technology Marketing Associates
Born: 1942           Chairman,                   (marketing company for small- and medium-
                     Audit                       sized businesses in New England).
                     Committee
---------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
John Y. Keffer       Trustee;      Since 1989    President, Forum Foundation (a charitable
Born: 1942           Chairman,                   organization) since 2005; President, Forum
                     Contracts                   Trust, LLC (a non-depository trust company)
                     Committee                   since 1997; President, Citi Fund Services,
                                                 LLC (Citi) 2003 - 2005; President, Forum
                                                 Financial Group, LLC ("Forum") (a fund
                                                 services company acquired by Citibank, N.A.)
                                                 1999 - 2003.
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
ADDITIONAL INFORMATION
DECEMBER 31, 2007 (Unaudited)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
       NAME         POSITION WITH   LENGTH OF            PRINCIPAL OCCUPATION(S) DURING
  AND YEAR OF BIRTH   THE TRUST    TIME SERVED                    PAST 5 YEARS
------------------------------------------------------------------------------------------------
OFFICERS
Simon D. Collier     President;   Since 2005    President of Foreside Financial Group LLC
Born: 1961           Principal                  ("FFG"), (financial services firm), the parent
                     Executive                  of the Distributor, and holds various officer
                     Officer                    positions of FFG subsidiaries, 2005 to
                                                present; President, Foreside Services, Inc.
                                                (staffing services firm), an affiliate of the
                                                Distributor, 2006 to present; Chief Operating
                                                Officer and Managing Director, Global Fund
                                                Services, Citigroup 2003 - 2005; Managing
                                                Director, Global Securities Services for
                                                Investors, Citibank, N.A. 1999 - 2003.
                                                Mr. Collier serves as an officer to other
                                                unaffiliated mutual funds or closed-end funds
                                                for which the Distributor or its affiliates, act
                                                as distributor or provider of other services.
------------------------------------------------------------------------------------------------
Trudance L.C. Bakke  Treasurer;   Since 2005    Director, Foreside Compliance Service, LLC
Born: 1971           Principal    (Principal    since 2006; Product Manager, Citigroup
                     Financial    Financial     2003 - 2006; Senior Manager of Corporate
                     Officer      Officer since Finance, Forum 1999 - 2003. Ms. Bakke
                                  August        serves as an officer to other unaffiliated
                                  2006)         mutual funds or closed-end funds for which
                                                the Distributor or its affiliates, act as
                                                distributor or provider of other services.
------------------------------------------------------------------------------------------------
Beth P. Hanson       Vice         Since 2003    Relationship Manager, Citigroup since 2003;
Born: 1966           President;                 Relationship Manager, Forum 1999 - 2003.
                     Assistant
                     Secretary
------------------------------------------------------------------------------------------------
Sara M. Morris       Vice         Since 2007    Director and Relationship Manager, Citigroup
Born: 1963           President                  since 2004; Chief Financial Officer, The VIA
                                                Group, LLC (strategic marketing company)
                                                2000 - 2003.
------------------------------------------------------------------------------------------------
Velvet R. Regan      Secretary    Since 2007    Assistant Counsel, Citi Fund Services Ohio,
Born: 1978                                      Inc. (f/k/a BISYS Fund Services Ohio, Inc.)
                                                since September 2006: Associate Attorney.
                                                Gilmartin Magence Camile & Ross, LLP (law
                                                firm) February 2006 through September
                                                2006: Tax Administrator, State Street
                                                Corporation 2000 - 2002.
------------------------------------------------------------------------------------------------

                                    [GRAPHIC]

                            Polaris Global Value Fund

                                 ANNUAL REPORT
                               December 31, 2007

                                 [LOGO] POLARIS
                              CAPITAL MANAGEMENT, INC.
                          HTTP://WWW.POLARISFUNDS.COM

                                (888) 263-5594

                              INVESTMENT ADVISER
                        Polaris Capital Management, LLC
                               125 Summer Street
                               Boston, MA 02110

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                              Two Portland Square
                              Portland, ME 04101
                               www.foresides.com

                                TRANSFER AGENT
                            Citi Fund Services, LLC
                                P.O. Box 182218
                            Columbus, OH 43218-2218

                                  125-AR-1207

Annual Report

December 31, 2007

[LOGO]

                                                      Winslow Green Growth Fund
                                                   Winslow Green Solutions Fund

TABLE OF CONTENTS
--------------------------------------------------------------------------------


          A MESSAGE TO OUR SHAREHOLDERS                            2

          PERFORMANCE CHART AND ANALYSIS                           6

          SCHEDULE OF INVESTMENTS                                  9

          STATEMENTS OF ASSETS AND LIABILITIES                    15

          STATEMENTS OF OPERATIONS                                16

          STATEMENTS OF CHANGES IN NET ASSETS                     17

          FINANCIAL HIGHLIGHTS                                    18

          NOTES TO FINANCIAL STATEMENTS                           21

          REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM 27

          ADDITIONAL INFORMATION                                  28

WINSLOW GREEN MUTUAL FUNDS

A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

LETTER FROM THE PARTNERS OF WINSLOW MANAGEMENT COMPANY, LLC

We are pleased to provide you with the 2007 annual report for the Winslow Green Mutual Funds.

2007 was a very good year for green investors. In last year's annual report, we highlighted a number of trends that we saw converging to support sustained growth of green businesses, renewable energy and energy efficiency-related businesses in particular. Most of those trends were confirmed by events in 2007. Oil prices continued to rise throughout the year, and came very close to reaching $100 / barrel several times during the year. Oil prices have increased across the globe driven by rising demand; one additional trend we did not anticipate was the increase in demand within the domestic markets of leading OPEC producers, creating another point of pressure on export volume from those countries. Domestic prices for oil and gasoline were also affected by deteriorating relations with leading producers such as Iran and Venezuela, and by the continued decline in value of the U.S. dollar relative to other global currencies. And finally, despite a lack of leadership from the U.S. government, we have seen an unprecedented wave of green energy and energy conservation policy action in the past year. Government authorities everywhere are having to face the near-term consequences of soaring energy costs; and they are also confronting the even greater long-term threat of climate change. As a result, regions, states and municipalities across the U.S. are initiating policies such as green building certification guidelines and renewable energy portfolio standards, while the rest of the world pushes forward to determine the next steps after the Kyoto treaty expires.

All of this propelled a very strong year for stock prices within green market sectors. The Winslow Green Growth Fund had a particularly strong year, as we met with success in applying our strategy of carefully selecting leaders and innovators within green industries, as well as clean industries such as healthcare and internet services. We also officially launched the "Winslow Green Mutual Funds" in November, when our second mutual fund, the Winslow Green Solutions Fund, commenced operations. This new Fund is managed with a similar investment philosophy to the Green Growth Fund, but its investment strategy is distinct: the Green Solutions Fund seeks to invest exclusively in green market sectors; it invests in companies with a wide range of market capitalizations, typically focusing on "mid-cap" companies between $1B and $10B; and it can invest up to 50% of assets outside the U.S.

While this report focuses on the 2007 calendar year, we feel it is important to acknowledge the Funds' performance during the recent correction in the stock market (in progress in January 2008, as we write this portfolio commentary). The Funds' portfolios have both suffered through this correction, as aggressive growth stocks in general and renewable energy stocks specifically have declined more significantly than the overall market. As fellow shareholders, such developments are obviously not welcome; however, recent market conditions have in no way shaken our faith in the Fund's overall green investment strategy. The forces which have driven the green business revolution - including climate change awareness, energy scarcity, water scarcity, and natural and organic food demand - are all still very much a part of the long-term economic picture. We continue to find attractive investment opportunities in companies with clean business practices and green products and services, and while there may be some pain in the short-term, we still see very exciting growth opportunities for the companies in our portfolio.

We welcome your questions and comments. On behalf of everyone at Winslow Management Company, thank you for your continued investment and your commitment to green investing.

Sincerely,

               LOGO                      LOGO
              Jackson W. Robinson       Matthew W. Patsky
              Portfolio Manager,        Portfolio Manager,
                                        Winslow Green Solutions
              Winslow Green Growth Fund Fund

                                                     WINSLOW GREEN MUTUAL FUNDS

A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------


WINSLOW GREEN GROWTH FUND
MANAGEMENT DISCUSSION OF FINANCIAL PERFORMANCE

The Winslow Green Growth Fund turned in a strong fourth quarter, capping an excellent year of performance compared to the Fund's small cap growth peer group and its benchmark. Please see the performance table on page 7 for information about the Fund's performance vs. its benchmark.

In 2007, the overall U.S. economy and stock market struggled with dire news in the housing market, slowing economic growth, the declining U.S. dollar and major capital write-downs from the country's largest banks and brokerage firms. Despite all this, the Fund's net asset value (NAV) per share reached an all-time high during the period, and the Fund finished 2007 ranked as the #1 fund out of 394 funds in the small cap growth category for the 5-year period ended 12/31/07, according to Lipper. (For 1- and 3- year periods, the Fund ranked #26 out of 591 and #22 out of 477 small cap growth funds, respectively.)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. LIPPER IS AN INDEPENDENT MONITOR OF MUTUAL FUND PERFORMANCE AND RANKS FUNDS IN VARIOUS FUND CATEGORIES BY MAKING COMPARATIVE CALCULATIONS USING TOTAL RETURNS.

There were several drivers behind the Fund's success in 2007, but the common theme throughout the year was the enormous momentum that developed during the year in support of the green business revolution. As stated in the "Letter from the Partners" in this report, many of the trends which we identified early in 2007 became significant forces in the stock market during the year. Most notably, energy scarcity, climate change awareness and significant progress in new energy technology have created a legitimate multi-billion dollar industry in renewable energy and energy efficiency. Other green sectors have benefitted from recent market trends as well - the recycling industry, the green building products segment of the construction market and the relatively new energy demand management market are only a few examples.

During the fourth quarter, the Fund's top performance contributors included First Solar, a cost leader in the rapidly growing solar power market that continues, quarter after quarter, to greatly exceed analyst expectations; LSB Industries, a firm with a growing presence in the geothermal heat pump market; Biomarin Pharmaceuticals, a company whose treatment for PKU won formal FDA approval in December; EnerNOC, an energy demand management firm whose services are expected to experience more demand in the wake of the recent energy bill passed by Congress; and Green Mountain Coffee Roasters, a long-term holding of the Fund whose purchase of Keurig has been integrated very successfully. The portfolio was not free of problems during the quarter: technology companies such as Callidus Software, Occam Networks and Orbcomm all turned in disappointing quarters, as did the Fund's positions in direct selling companies Usana HealthSciences and Herbalife.

First Solar and Green Mountain were also among the Fund's top performers for the year ended 12/31/07; other top contributors included Aquantive, an internet-advertising services company which was purchased at a significant premium earlier in 2007 by Microsoft; Surmodics, a long-term portfolio holding which generated strong overall results and also entered into a major partnership with Merck for further development of their I-vation/TM/ intravitreal implant technology; and Chipotle Mexican Grille, a rapidly growing restaurant company which continues to set the bar among national restaurant chains for usage of natural and organic ingredients in its food. The Fund's performance was held back primarily by some of our technology and healthcare holdings. Thermogenesis suffered a difficult year due to management turmoil and continued operational difficulties, while Staar Surgical was not able to win FDA approval for its intraocular lens implant technology. Orbcomm, Occam Networks and Sourceforge also contributed negatively to performance.

It is also worth noting that while our stock selection generated positive overall performance within the sustainable living sector, the sector as a whole suffered a second straight year where stock prices were depressed by slower retail growth and increased competition from mainstream grocers in the organic food segment. We believe that stocks in this sector, particularly portfolio holdings Whole Foods Market and United Natural Foods, represent excellent values and that there is still a significant amount of growth potential ahead of these companies as their businesses and their target markets mature.

WINSLOW GREEN MUTUAL FUNDS

A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------


We foresee continued difficulties for the overall stock market in 2008 based on current economic conditions, but given the uncertainty ahead we plan to maintain our long-term green investing strategy. We continue to hold significant investments in the clean energy, resource efficiency, sustainable living and green building products segments - investments in these four segments represented approximately 2/3 of the Fund's portfolio as of 12/31/07. While there may be some pain in the months ahead, we continue to believe that carefully selected, small, innovative companies with clean and/or green products and services can provide significant capital appreciation over the long-term.

WINSLOW GREEN SOLUTIONS FUND
MANAGEMENT DISCUSSION OF FINANCIAL PERFORMANCE

The Winslow Green Solutions Fund completed a successful launch during the fourth quarter of 2007, and generated strong returns during its two months of operation ended 12/31/07. Please see the performance table on page 8 for information about the Fund's performance vs. its benchmark.

The Fund was able to outperform the benchmark during its initial period of operation, while the overall U.S. economy and stock market struggled with dire news in the housing market, slowing economic growth, the declining U.S. dollar and major capital write-downs from the country's largest banks and brokerage firms. The Fund's strategy, which focuses on the leaders and innovators within green market sectors such as clean energy, green building products and resource and energy efficiency, benefitted from the continued growth trends in the green economy, while stock selection within the portfolio also contributed positively to performance. Top performers included First Solar, Orion Energy and Vestas Wind Systems, while U.S. Geothermal, WFI Industries and Nova Biofuels were the most significant detractors from performance. We provide these holdings for informational purposes only and without evaluation, as we feel that the two months since inception does not provide enough of a window to judge the success or failure of these portfolio holdings versus our investment thesis.

It is worth noting that unlike many renewable energy sector funds which have launched recently, the Green Solutions Fund strategy continues to invest in a variety of green sectors. Within the Fund's top ten holdings, we currently hold a number of clean energy companies, including two solar firms, a wind turbine company, and a geothermal utility; we also hold an energy efficiency management firm, an efficient engine components company, an electricity and water metering company, an organic food retailer, a green engineering and construction firm and finally a company which runs the bulk of the U.K.'s mass transit system. We are firmly committed to this diversified approach, as we believe that a wide variety of companies and business segments have the potential to benefit from the ongoing green business revolution.

Given current economic conditions, we expect a continuation of the uncertainty that hung over equity markets during much of last year. However, nothing has changed in the political and environmental landscape to discourage us from our green investing strategy in 2008. A host of pro-environment market trends were established in 2006 and 2007, and all of those trends are still in place and accelerating. Regardless of overarching economic conditions, we foresee an atmosphere where our green investment strategy has the potential to outperform the market over the long term.

Sincerely,

               LOGO                      LOGO
              Jackson W. Robinson       Matthew W. Patsky
              Portfolio Manager,        Portfolio Manager,
              Winslow Management        Winslow Green Solutions
              Company, LLC              Fund

                                                     WINSLOW GREEN MUTUAL FUNDS

A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------


INVESTMENT IN GROWTH STOCKS MAY BE SUSCEPTIBLE TO RAPID PRICE SWINGS, ESPECIALLY DURING PERIODS OF ECONOMIC UNCERTAINTY. THE FUNDS INVEST IN SMALL AND MEDIUM CAPITALIZATION COMPANIES, WHICH PRESENT GREATER RISK THAN LARGER COMPANIES DUE TO LIMITED PRODUCT LINES, MARKETS AND FINANCIAL OR MANAGERIAL RESOURCES. THE WINSLOW GREEN SOLUTIONS FUND INVESTS IN FOREIGN SECURITIES, WHICH PRESENT INCREASED RISK OVER U.S. INVESTMENTS IN THE FORM OF CURRENCY FLUCTUATION, DIFFERENT REGULATION, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF AVAILABLE INFORMATION, GENERALLY HIGHER TRANSACTION COSTS, AND POLITICAL RISK; IT ALSO FOCUSES ON GREEN SOLUTIONS COMPANIES, WHICH PRESENTS INCREASED RISK OVER A MORE DIVERSIFIED PORTFOLIO BY LIMITING INVESTMENT CHOICES TO A SPECIFIC SECTOR THAT MAY OR MAY NOT PERFORM AS WELL AS OTHER INDUSTRY SECTORS.

The views in this report were those of the Fund managers as of December 31, 2007 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

CALL (888) 314-9049 TO REQUEST A PROSPECTUS THAT INCLUDES INVESTMENT OBJECTIVES, RISKS, FEES, EXPENSES AND OTHER INFORMATION THAT YOU SHOULD READ CAREFULLY AND CONSIDER CAREFULLY BEFORE INVESTING.

WINSLOW GREEN MUTUAL FUNDS

PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2007
--------------------------------------------------------------------------------

The graphs and tables on the following pages reflect the change in value of a hypothetical $10,000 investment in the Winslow Green Growth Fund and the Winslow Green Solutions Fund, including reinvested dividends and distributions, compared with broad-based securities market indices, since inception. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The total return of each Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. Each Fund is professionally managed while the indices are unmanaged and are not available for investment. Russell Mid Cap Growth Index measures the performance of the Russell Midcap companies with high price-to-book ratios and high forecasted growth values.

Total return figures include the reinvestment of dividends and capital gains. Prior to April 1, 2001, Winslow Management Company (the "Adviser") managed a common trust fund with an investment objective and investment policies that were, in all material respects, equivalent to those of the Winslow Green Growth Fund. The Fund's performance for periods before April 1, 2001 is that of the common trust fund, and reflects the expenses of the common trust fund. If the common trust fund's performance had been readjusted to reflect the estimated expenses of the Fund for its first fiscal year, the performance would have been lower. The common trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

                                                     WINSLOW GREEN MUTUAL FUNDS

PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2007
--------------------------------------------------------------------------------

WINSLOW GREEN GROWTH FUND VS. RUSSELL 2000 GROWTH INDEX

  TOTAL RETURN AS OF 12/31/07                      ONE YEAR FIVE YEAR TEN YEAR
  Winslow Green Growth Fund - Investor Shares       23.47%   27.41%    16.86%
  Winslow Green Growth Fund - Institutional Shares  23.80%   27.50%*   16.90%*
  Russell 2000 Growth Index                          7.05%   16.50%     4.32%

  INVESTMENT VALUE ON 12/31/07
  Winslow Green Growth Fund - Investor Shares      $47,478
  Winslow Green Growth Fund - Institutional Shares $47,654
  Russell 2000 Growth Index                        $19,824

                                    [CHART]

              Winslow Green          Winslow Green
               Growth Fund           Growth Fund
              Investor Shares     Institutional Shares*    Russell 2000 Growth
             -----------------    ---------------------    -------------------
12/31/1997        $10,000              $10,000                   $10,000
 1/31/1998          9,998                9,998                     9,842
 2/28/1998         11,013               11,013                    10,570
 3/31/1998         12,417               12,417                    10,570
 4/30/1998         12,399               12,399                    11,067
 5/31/1998         11,296               11,296                    10,471
 6/30/1998         10,408               10,408                    10,493
 7/31/1998          9,405                9,405                     9,643
 8/31/1998          7,249                7,249                     7,771
 9/30/1998          7,729                7,729                     8,379
10/31/1998          8,180                8,180                     8,721
11/30/1998          8,761                8,761                     9,178
12/31/1998          9,634                9,634                     9,745
 1/31/1999         10,228               10,228                     9,875
 2/28/1999          9,278                9,278                     9,075
 3/31/1999          9,861                9,861                     9,217
 4/30/1999         10,422               10,422                    10,043
 5/31/1999         10,770               10,770                    10,189
 6/30/1999         11,157               11,157                    10,650
 7/31/1999         12,366               12,366                    10,358
 8/31/1999         13,171               13,171                     9,975
 9/30/1999         13,334               13,334                     9,977
10/31/1999         13,573               13,573                    10,017
11/30/1999         16,858               16,858                    10,615
12/31/1999         21,628               21,628                    11,817
 1/31/2000         24,486               24,486                    11,627
 2/29/2000         33,847               33,847                    13,547
 3/31/2000         34,128               34,128                    12,654
 4/30/2000         28,125               28,125                    11,893
 5/31/2000         25,767               25,767                    11,199
 6/30/2000         30,535               30,535                    12,176
 7/31/2000         29,069               29,069                    11,784
 8/31/2000         35,763               35,763                    12,683
 9/30/2000         38,199               38,199                    12,310
10/31/2000         34,164               34,164                    11,761
11/30/2000         25,537               25,537                    10,554
12/31/2000         27,982               27,982                    11,460
 1/31/2001         30,952               30,952                    12,057
 2/28/2001         23,418               23,418                    11,266
 3/31/2001         18,832               18,832                    10,714
 4/30/2001         24,538               24,538                    11,553
 5/31/2001         24,443               24,443                    11,837
 6/30/2001         24,990               24,990                    12,245
 7/31/2001         22,052               22,052                    11,582
 8/31/2001         19,811               19,811                    11,208
 9/30/2001         16,666               16,666                     9,700
10/31/2001         18,662               18,662                    10,267
11/30/2001         21,412               21,412                    11,062
12/31/2001         22,636               22,636                    11,745
 1/31/2002         21,788               21,788                    11,623
 2/28/2002         19,623               19,623                    11,304
 3/31/2002         21,882               21,882                    12,213
 4/30/2002         21,939               21,939                    12,324
 5/31/2002         19,886               19,886                    11,777
 6/30/2002         17,852               17,852                    11,193
 7/31/2002         15,781               15,781                     9,502
 8/31/2002         15,122               15,122                     9,478
 9/30/2002         13,559               13,559                     8,797
10/31/2002         13,521               13,521                     9,079
11/30/2002         15,894               15,894                     9,890
12/31/2002         14,143               14,143                     9,339
 1/31/2003         13,521               13,521                     9,081
 2/28/2003         13,634               13,634                     8,806
 3/31/2003         15,028               15,028                     8,920
 4/30/2003         16,572               16,572                     9,765
 5/31/2003         18,888               18,888                    10,813
 6/30/2003         21,619               21,619                    11,009
 7/31/2003         22,843               22,843                    11,698
 8/31/2003         24,877               24,877                    12,234
 9/30/2003         25,536               25,536                    12,008
10/31/2003         26,741               26,741                    13,017
11/30/2003         27,005               27,005                    13,479
12/31/2003         27,118               27,118                    13,752
 1/31/2004         28,172               28,172                    14,350
 2/29/2004         28,003               28,003                    14,478
 3/31/2004         27,362               27,362                    14,613
 4/30/2004         26,308               26,308                    13,868
 5/31/2004         25,950               25,950                    14,089
 6/30/2004         27,061               27,061                    14,682
 7/31/2004         23,295               23,295                    13,694
 8/31/2004         22,636               22,636                    13,623
 9/30/2004         25,517               25,517                    14,263
10/31/2004         27,023               27,023                    14,544
11/30/2004         28,812               28,812                    15,805
12/31/2004         30,396               30,396                    16,273
 1/31/2005         28,331               28,331                    15,594
 2/28/2005         28,943               28,943                    15,858
 3/31/2005         27,872               27,872                    15,404
 4/30/2005         23,896               23,896                    14,522
 5/31/2005         27,739               27,739                    15,472
 6/30/2005         30,472               30,472                    16,069
 7/31/2005         32,805               32,805                    17,087
 8/31/2005         32,365               32,365                    16,770
 9/30/2005         33,569               33,569                    16,823
10/31/2005         32,537               32,537                    16,301
11/30/2005         33,741               33,741                    17,092
12/31/2005         34,100               34,100                    17,014
 1/31/2006         37,680               37,680                    18,540
 2/28/2006         38,280               38,280                    18,489
 3/31/2006         40,796               40,796                    19,386
 4/30/2006         40,389               40,389                    19,382
 5/31/2006         38,435               38,435                    18,294
 6/30/2006         37,041               37,022                    18,412
 7/31/2006         33,732               33,732                    17,812
 8/31/2006         35,706               35,706                    18,340
 9/30/2006         35,532               35,532                    18,492
10/31/2006         37,699               37,719                    19,557
11/30/2006         38,415               38,454                    20,072
12/31/2006         38,452               38,491                    20,139
 1/31/2007         39,770               39,828                    20,476
 2/28/2007         38,007               38,045                    20,313
 3/31/2007         37,677               37,736                    20,531
 4/30/2007         38,510               38,588                    20,900
 5/31/2007         42,230               42,307                    21,756
 6/30/2007         45,000               45,097                    21,437
 7/31/2007         43,295               43,392                    19,971
 8/31/2007         43,160               43,276                    20,424
 9/30/2007         44,477               44,593                    20,774
10/31/2007         47,964               48,080                    21,370
11/30/2007         45,484               45,620                    19,836
12/31/2007         47,478               47,654                    19,824


PAST PERFORMANCE IS NOT PREDICTIVE OF, NOR A GUARANTEE OF, FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN EACH FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CALL (888) 314-9049 TO OBTAIN MOST RECENT MONTH END PERFORMANCE. THE WINSLOW GREEN GROWTH FUND'S ANNUAL OPERATING EXPENSE RATIO (GROSS) FOR THE PREVIOUS FISCAL YEAR WAS 1.49% FOR INVESTOR SHARES AND 1.51% FOR INSTITUTIONAL SHARES. HOWEVER, THE FUNDS' ADVISER HAS CONTRACTUALLY AGREED TO WAIVE A PORTION OF ITS FEE AND/OR REIMBURSE CERTAIN EXPENSES THROUGH APRIL 30, 2008, TO LIMIT TOTAL ANNUAL FUND OPERATING EXPENSES TO 1.45% FOR INVESTOR SHARES AND 1.20% FOR INSTITUTIONAL SHARES. DURING THE PERIOD, CERTAIN FEES WERE WAIVED AND/OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER.

* Institutional class inception was June 6, 2006. Performance for the Institutional class between conversion of the common trust fund (April 1, 2001) and the class' inception date of June 6, 2006, are based on the Fund's Investor class, which has a higher expense ratio. Had Institutional shares been readjusted to reflect the lower expenses, performance shown for this share class would have been higher. See previous paragraph explaining the Institutional Class performance prior to April 1, 2001.

WINSLOW GREEN MUTUAL FUNDS

PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2007
--------------------------------------------------------------------------------

WINSLOW GREEN SOLUTIONS FUND VS. RUSSELL 2500 INDEX

             TOTAL RETURN AS OF 12/31/07  SINCE INCEPTION (11/1/07)
             Winslow Green Solutions Fund            5.07%
             Russell 2500 Growth Index             (3.79%)

             INVESTMENT VALUE ON 12/31/07
             Winslow Green Solutions Fund         $ 10,507
             Russell 2500 Growth Index            $  9,621

                                    [CHART]

                    WINSLOW GREEN                    RUSSELL 2500
     DATE           SOLUTIONS FUND                   GROWTH INDEX
     ----           --------------                   ------------
11/1/2007              $10,000                         $10,000
11/30/2007              10,020                           9,681
12/31/2007              10,507                           9,621



PAST PERFORMANCE IS NOT PREDICTIVE OF, NOR A GUARANTEE OF, FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN EACH FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CALL (888) 314-9049 TO OBTAIN MOST RECENT MONTH END PERFORMANCE. THE WINSLOW GREEN SOLUTIONS FUND'S ANNUAL OPERATING EXPENSE RATIO (GROSS) FOR THE PREVIOUS FISCAL YEAR, BASED ON ESTIMATED ASSETS AND EXPENSES FOR THE FUND'S FISCAL YEAR ENDING DECEMBER 31, 2007, WAS 2.27% FOR INVESTOR SHARES. HOWEVER, THE ADVISER HAS CONTRACTUALLY AGREED TO WAIVE A PORTION OF ITS FEE AND/OR REIMBURSE CERTAIN EXPENSES THROUGH APRIL 30, 2009, TO LIMIT TOTAL ANNUAL FUND OPERATING EXPENSES TO 1.45% FOR INVESTOR SHARES. DURING THE PERIOD, CERTAIN FEES WERE WAIVED AND/OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER.

                                                     WINSLOW GREEN MUTUAL FUNDS

WINSLOW GREEN GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007
--------------------------------------------------------------------------------

            SHARES          SECURITY DESCRIPTION            VALUE
           ----------------------------------------------------------
           COMMON STOCK - 97.3%
           CLEAN ENERGY - 16.1%
           1,949,830 Arise Technologies Corp.(a)         $  5,018,054
           1,075,730 Canadian Hydro Developers, Inc.(a)     6,975,705
              75,000 First Solar, Inc.(a)                  20,035,500
             308,118 Infinity Bio-Energy, Ltd(a)            1,425,046
           1,104,929 Nevada Geothermal Power, Inc.(a)       1,425,358
             100,000 Ormat Technologies, Inc.               5,501,000
             620,500 Protonex Technology Corp.(a)             912,047
              82,500 Sunpower Corp. - Class A(a)           10,757,175
           3,600,000 U.S. Geothermal, Inc.(a)(b)           14,220,000
             783,971 World Energy Solutions(a)                631,153
                                                         ------------
                                                           66,901,038
                                                         ------------
           CONSUMER SERVICES - 0.8%
             370,281 Princeton Review, Inc.(a)              3,084,441
                                                         ------------
           ENVIRONMENTAL SERVICES - 3.7%
             395,000 Casella Waste Systems, Inc.(a)         5,150,800
             333,393 Ceco Environmental Corp.(a)            3,660,655
              88,700 Stantec, Inc.(a)                       3,461,074
             117,210 Telvent GIT S.A.                       3,329,936
                                                         ------------
                                                           15,602,465
                                                         ------------
           GREEN BUILDING PRODUCTS - 17.9%
             520,000 Interface, Inc. - Class A              8,486,400
             825,000 LSB Industries, Inc.(a)               23,281,500
             700,000 LSI Industries, Inc.                  12,740,000
             693,322 Orion Energy Systems, Inc.(a)         12,937,389
             652,000 WFI Industries, Ltd.(b)               17,176,149
                                                         ------------
                                                           74,621,438
                                                         ------------
           HEALTH & WELLNESS - 3.8%
             120,000 Bright Horizons Family Solutions(a)    4,144,800
             220,000 Life Time Fitness(a)                  10,929,600
              25,000 USANA Health Sciences(a)                 927,000
                                                         ------------
                                                           16,001,400
                                                         ------------
           INTERNET / SOFTWARE - 10.1%
             400,000 Bankrate, Inc.(a)                     19,236,000
             900,000 Callidus Software, Inc.(a)             4,653,000
              25,000 eHealth, Inc.(a)                         802,750
             575,000 Monotype Imaging Holdings, Inc.(a)     8,722,750
           1,405,560 RealNetworks, Inc.(a)                  8,559,860
                                                         ------------
                                                           41,974,360
                                                         ------------
           MEDICAL PRODUCTS - 5.6%
             525,000 Delcath Systems, Inc.(a)                 971,250
             320,000 SurModics, Inc.(a)                    17,366,400
           3,100,000 ThermoGenesis Corp.(a)(b)              4,898,000
                                                         ------------
                                                           23,235,650
                                                         ------------

See Notes to Financial Statements.

WINSLOW GREEN MUTUAL FUNDS

WINSLOW GREEN GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007
--------------------------------------------------------------------------------

 SHARES                           SECURITY DESCRIPTION                             VALUE
----------------------------------------------------------------------------------------------
PHARMACEUTICALS - 6.0%
  400,000 BioMarin Pharmaceuticals, Inc.(a)(c)                                 $  14,160,000
  710,000 Combinatorx, Inc.(a)                                                     3,152,400
4,010,000 Unigene Laboratories, Inc.(a)                                            7,659,100
                                                                               -------------
                                                                                  24,971,500
                                                                               -------------
RESOURCE EFFICIENCY - 14.1%
  225,000 Baldor Electric Co.                                                      7,573,500
  234,890 Comverge, Inc.(a)                                                        7,396,686
  368,880 EnerNOC, Inc.(a)                                                        18,112,008
   80,000 Itron, Inc.(a)                                                           7,677,600
  143,900 Metabolix, Inc.(a)                                                       3,424,820
2,000,000 Orbcomm, Inc.(a)                                                        12,580,000
  733,861 Pure Technologies, Ltd.(a)                                               2,008,757
                                                                               -------------
                                                                                  58,773,371
                                                                               -------------
SUSTAINABLE LIVING - 15.6%
  119,000 Chipotle Mexican Grill, Inc. - Class A(a)(c)                            17,501,330
  255,000 Gaiam, Inc.(a)                                                           7,568,400
  520,000 Green Mountain Coffee Roasters, Inc.(a)                                 21,164,000
1,143,000 Organic To Go Food Corp.(a)                                              1,714,500
  350,000 United Natural Foods, Inc.(a)(c)                                        11,102,000
  150,000 Whole Foods Market, Inc.                                                 6,120,000
                                                                               -------------
                                                                                  65,170,230
                                                                               -------------
WATER MANAGEMENT - 3.6%
1,100,000 Basin Water, Inc.(a)(b)                                                  9,097,000
1,397,295 Bioteq Environmental Tech, Inc.(a)                                       5,804,660
                                                                               -------------
                                                                                  14,901,660
                                                                               -------------

TOTAL COMMON STOCK (Cost $335,448,755)                                         405,237,553
                                                                               -------------
RIGHTS - NM
  175,480 Infinity Bio-Energy Ltd., Expires 5/23/10 at $5.00 (Cost $87,740)(a)       122,836
                                                                               -------------
WARRANTS - NM
   57,142 Akeena Solar, Inc., Expires 11/2/12 at $10.08(a)(c)                             --
  399,540 Delcath Systems, Inc. Expires 09/21/12 at $4.53(a)                              --
  615,000 Nova Biosource Fuels, Inc., Expires 12/20/11 at $2.72(a)(c)                110,700
  514,350 Organic To Go Food Corp., Expires 10/15/12 at $2.50(a)(c)                       --
                                                                               -------------

TOTAL WARRANTS                                                                       110,700
                                                                               -------------

SHORT TERM INVESTMENT - 1.6%
MONEY MARKET FUND - 1.6%
6,607,018 Pax World Money Market Fund, 4.03% (Cost $6,607,018)                     6,607,018
                                                                               -------------

TOTAL INVESTMENTS - 98.9%
  (Cost $342,143,513*)                                                         $412,078,107
                                                                               -------------

See Notes to Financial Statements.

                                                     WINSLOW GREEN MUTUAL FUNDS

WINSLOW GREEN GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007
--------------------------------------------------------------------------------


CONTRACTS       SECURITY DESCRIPTION        STRIKE PRICE EXPIRATION     VALUE
---------------------------------------------------------------------------------
CALL OPTIONS WRITTEN - (0.2)%
    (200) Biomarin Pharmaceuticals, Inc.(a)      40       01/23/08  $     (3,000)
    (137) Biomarin Pharmaceuticals, Inc.(a)      35       04/23/08       (56,170)
    (697) Chipotle Mexican Grill, Inc.(a)       155       03/26/08      (637,755)
    (200) United Natural Foods, Inc.(a)          35        5/21/08       (33,500)
                                                                    ------------
TOTAL CALL OPTIONS WRITTEN
  (Premiums received $635,484)                                          (730,425)
                                                                    ------------

OTHER ASSETS AND LIABILITIES, NET - 1.3%                               5,483,058
                                                                    ------------
NET ASSETS - 100.0%                                                 $416,830,740
                                                                    ============

----------
NM Not Material, less than 0.01%.
(a)Non-income producing security.
(b)Affiliated Company.
(c)Security fair valued in accordance with procedures adopted by the Board of Trustees.

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

                            SHARES                           SHARES
                          HELD AS OF                         HELD AT     VALUE,
                          BEGINNING     GROSS      GROSS       END    DECEMBER 31, INVESTMENT
     NAME OF ISSUER       OF PERIOD   ADDITIONS  REDUCTIONS OF PERIOD     2007       INCOME
     --------------       ---------- ----------- ---------- --------- ------------ ----------
Basin Water, Inc.                 0  $11,223,485     $0     1,100,000 $ 9,097,000   $      0
Thermogenesis Corporation         0  $ 1,274,389     $0     3,100,000 $ 4,898,000   $      0
US Geothermal, Inc.       2,700,000  $ 2,231,257     $0     3,600,000 $14,220,000   $      0
WFI Industries                    0  $ 5,356,872     $0       652,000 $17,176,149   $288,159

(c)Security subject to call option written by the Fund
*Cost for Federal income tax purposes is $343,442,529 and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $101,086,769
            Gross Unrealized Depreciation               (32,451,191)
                                                       ------------
            Net Unrealized Appreciation (Depreciation) $ 68,635,578
                                                       ============

PORTFOLIO HOLDINGS
% of Total Investments

                         Clean Energy             16.2%
                         Consumer Services         0.8%
                         Environmental Services    3.8%
                         Green Building Products  18.1%
                         Health & Wellness         3.9%
                         Internet / Software      10.2%
                         Medical Products          5.6%
                         Pharmaceuticals           6.1%
                         Resource Efficiency      14.3%
                         Sustainable Living       15.8%
                         Water Management          3.6%
                         Rights                     NM
                         Warrants                   NM
                         Short Term Investments    1.6%
                                                 -----
                                                 100.0%
                                                 =====

See Notes to Financial Statements.

WINSLOW GREEN MUTUAL FUNDS

WINSLOW GREEN SOLUTIONS FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007
--------------------------------------------------------------------------------

             SHARES         SECURITY DESCRIPTION          VALUE
             -----------------------------------------------------
             COMMON STOCK - 87.4%
             CLEAN ENERGY - 23.9%
              89,340 Babcock & Brown Wind Partners      $  133,121
              20,000 Canadian Hydro Developers, Inc.(a)    129,692
               2,050 First Solar, Inc.(a)                  547,637
               2,500 Gamesa Corp Tecnologica SA            116,724
               4,403 Infinity Bio-Energy, Ltd.(a)           20,364
              83,671 Nevada Geothermal Power, Inc.(a)      107,936
               5,120 Ormat Technologies, Inc.              281,651
              16,500 Protonex Technology Corp.(a)           24,253
               5,500 Renewable Energy Corp. AS(a)          279,393
               1,140 Sunpower Corp. - Class A(a)           148,645
              60,000 U.S. Geothermal, Inc.(a)              237,000
               3,304 Vestas Wind Systems A/S(a)            357,042
                                                        ----------
                                                         2,383,458
                                                        ----------
             ENVIRONMENTAL SERVICES - 11.1%
               3,810 Aecom Technology Corp.(a)             108,852
              15,310 Casella Waste Systems, Inc.(a)        199,642
               5,750 Ceco Environmental Corp.(a)            63,135
               7,530 Covanta Holdings Corp.(a)             208,280
              15,200 Darling International, Inc.(a)        175,712
               8,675 Telvent GIT SA                        246,457
               5,000 Tetra Tech, Inc.(a)                   107,500
                                                        ----------
                                                         1,109,578
                                                        ----------
             GREEN BUILDING PRODUCTS - 12.1%
               4,660 Acuity Brands, Inc.                   209,700
               3,600 Ingersoll-Rand Co, Ltd. - Class A     167,292
               9,300 Interface, Inc. - Class A             151,776
               7,400 LSB Industries, Inc.(a)               208,828
               5,500 LSI Industries, Inc.                  100,100
              11,900 Orion Energy Systems, Inc.(a)         222,054
               5,600 WFI Industries, Ltd.                  147,525
                                                        ----------
                                                         1,207,275
                                                        ----------
             GREEN TRANSPORT - 8.3%
              31,230 Bombardier, Inc. - Class B(a)         187,311
               6,810 Borg Warner, Inc.                     329,672
              19,456 First Group Plc                       314,960
                                                        ----------
                                                           831,943
                                                        ----------
             RESOURCE EFFICIENCY - 16.2%
               5,890 Baldor Electric Co.                   198,257
               9,085 Comverge, Inc.(a)                     286,087
                 360 Deere & Co.                            33,523
               4,900 EnerNOC, Inc.(a)                      240,590
               2,930 Itron, Inc.(a)                        281,192
               2,220 Johnson Controls, Inc.                 80,009

See Notes to Financial Statements.

                                                     WINSLOW GREEN MUTUAL FUNDS

WINSLOW GREEN SOLUTIONS FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007
--------------------------------------------------------------------------------

SHARES                          SECURITY DESCRIPTION                             VALUE
-----------------------------------------------------------------------------------------
    720 Metabolix, Inc.(a)                                                    $    17,136
  9,310 PowerSecure International, Inc.(a)                                        125,685
  2,090 Roper Industries, Inc.                                                    130,709
  9,670 Sims Group, Ltd.                                                          227,574
                                                                              -----------
                                                                                1,620,762
                                                                              -----------
SUSTAINABLE LIVING - 10.3%
    950 Chipotle Mexican Grill, Inc - Class A(a)                                  139,716
  7,590 Gaiam, Inc. - Class A(a)                                                  225,271
  3,300 Green Mountain Coffee Roasters, Inc.(a)                                   134,310
  2,570 Life Time Fitness, Inc.(a)                                                127,678
  5,040 United Natural Foods, Inc.(a)                                             159,869
  5,940 Whole Foods Market, Inc.                                                  242,352
                                                                              -----------
                                                                                1,029,196
                                                                              -----------
WATER MANAGEMENT - 5.5%
 10,540 Basin Water, Inc.(a)                                                       87,166
 15,720 Bioteq Environmental Technologies, Inc.(a)                                 65,304
  1,970 Lindsay Corp.                                                             139,259
  1,000 Pentair Inc                                                                34,810
  2,475 Veolia Environnement ADR                                                  225,175
                                                                              -----------
                                                                                  551,714
                                                                              -----------

TOTAL COMMON STOCK (Cost $6,863,567)                                            8,733,926
                                                                              -----------
RIGHTS - NM
  2,854 Infinity Bio-Energy Ltd., Expires 5/23/2010 at $5.00 (Cost $1,427)(a)       1,998
                                                                              -----------
WARRANTS - NM
 10,500 Nova Biosource Fuels, Inc., Expires 12/20/2011 at $2.72(a)(b)               1,890
                                                                              -----------

SHORT TERM INVESTMENT - 6.0%
MONEY MARKET FUND - 6.0%
595,137 Citibank Money Market Deposit Accounts, 4.13%
          (Cost $595,137)                                                         595,137
                                                                              -----------
TOTAL INVESTMENTS - 93.4%
  (Cost $7,460,131*)                                                          $9,332,951
                                                                              -----------

OTHER ASSETS AND LIABILITIES, NET - 6.6%                                          661,134
                                                                              -----------
NET ASSETS - 100.0%                                                           $ 9,994,085
                                                                              ===========

----------
NM Not Material
(a)Non-income producing security.
(b)Security fair valued in accordance with procedures adopted by the Board of Trustees.
*Cost for Federal income tax purposes is $7,460,131 and net unrealized appreciation (depreciation) consists of:

             Gross Unrealized Appreciation              $1,985,823
             Gross Unrealized Depreciation                (113,003)
                                                        ----------
             Net Unrealized Appreciation (Depreciation) $1,872,820
                                                        ==========

See Notes to Financial Statements.

WINSLOW GREEN MUTUAL FUNDS

WINSLOW GREEN SOLUTIONS FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007
--------------------------------------------------------------------------------


PORTFOLIO HOLDINGS
% of Total Investments

                         Clean Energy             25.5%
                         Environmental Services   11.9%
                         Green Building Products  13.0%
                         Green Transport           8.9%
                         Resource Efficiency      17.4%
                         Sustainable Living       11.0%
                         Water Management          5.9%
                         Rights                     NM
                         Warrants                   NM
                         Short Term Investments    6.4%
                                                 -----
                                                 100.0%
                                                 =====

See Notes to Financial Statements.

                                                     WINSLOW GREEN MUTUAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2007
--------------------------------------------------------------------------------

                                                                         WINSLOW GREEN WINSLOW GREEN
                                                                          GROWTH FUND  SOLUTIONS FUND
                                                                         ------------- --------------
ASSETS
 Investment in securities, at market value:
   Unaffiliated issuers (Cost $299,586,920 and $7,460,131 respectively)  $366,686,958   $ 9,332,951
   Affiliated issuers (Cost $42,556,593 and $0 respectively)               45,391,149            --
                                                                         ------------   -----------
 Total Investments (Cost $342,143,513 and $7,460,131 respectively)       $412,078,107   $ 9,332,951
 Cash                                                                              --       137,599
 Receivables:
   Investment securities sold                                              15,867,794            --
   Expense reimbursement from adviser                                              --        14,064
   Fund shares sold                                                         6,333,190       713,538
   Receivable from transfer agent                                                  --            --
   Dividends and interest                                                      35,847         8,003
   Securities lending income                                                   16,025            --
 Prepaid expenses                                                               6,025           417
 Deferred offering costs                                                           --        44,040
                                                                         ------------   -----------

Total Assets                                                              434,336,988    10,250,612
                                                                         ------------   -----------

LIABILITIES
   Call options written, at value (Premiums received $635,484)                730,425            --
 Payables:
   Currency transactions                                                          844            --
   Dividend                                                                        --           996
   Due to custodian                                                         1,384,484            --
   Fund shares redeemed                                                       685,668           143
   Investment securities purchased                                         14,150,025       217,006
 Accrued Liabilities:
   Investment adviser fees                                                    298,976            --
   Trustees' fees and expenses                                                    273             5
   Compliance services fees                                                     3,816           518
   Other expenses                                                             251,737        37,859
                                                                         ------------   -----------
Total Liabilities                                                          17,506,248       256,527
                                                                         ------------   -----------
NET ASSETS                                                               $416,830,740   $ 9,994,085
                                                                         ============   ===========

COMPONENTS OF NET ASSETS
 Paid-in-capital                                                         $346,027,688     8,078,425
 Accumulated net investment income (loss)                                     (12,209)       (9,532)
 Accumulated net realized gain (loss)                                         975,808        52,320
 Unrealized appreciation (depreciation)                                    69,839,453     1,872,872
                                                                         ------------   -----------
NET ASSETS                                                               $416,830,740   $ 9,994,085
                                                                         ============   ===========
COMPUTATION OF NET ASSET VALUE
 Investor Shares:
   Net Assets                                                            $379,707,951   $ 9,994,085
   Shares Outstanding                                                      16,211,375       954,782
   Net asset value per share                                             $      23.42   $     10.47
 Institutional Shares:
   Net Assets                                                            $ 37,122,789   $        --
   Shares Outstanding                                                       1,579,003            --
   Net asset value per share                                             $      23.51   $        --

See Notes to Financial Statements.

WINSLOW GREEN MUTUAL FUNDS

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007
--------------------------------------------------------------------------------

                                                                       WINSLOW GREEN  WINSLOW GREEN
                                                                        GROWTH FUND  SOLUTIONS FUND*
                                                                       ------------- ---------------
INVESTMENT INCOME
 Dividend income (net of foreign withholding taxes $50,852 and $1,035,
   respectively)                                                        $   781,090    $    6,890
 Interest income                                                            112,942         5,714
 Securities on loan income                                                1,797,938            --
                                                                        -----------    ----------
Total Investment Income                                                   2,691,970        12,604
                                                                        -----------    ----------

EXPENSES
 Investment adviser fees                                                  2,458,119         9,481
 Administrator fees                                                         243,542           919
 Shareholder servicing fees
   Investor shares                                                          620,440         2,634
 Transfer agency fees
   Investor shares                                                          265,235           784
   Institutional shares                                                      18,088            --
 Custodian fees                                                              55,240         2,231
 Accountant fees                                                             46,664         2,000
 Registration fees                                                           43,511           375
 Professional fees                                                           95,718        30,543
 Trustees' fees and expenses                                                 11,765            39
 Compliance services fees                                                    40,159           986
 Amortization of offering costs                                                  --         8,913
 Miscellaneous expenses                                                      63,404         1,293
                                                                        -----------    ----------
Total Expenses                                                            3,961,885        60,198
 Fees waived and reimbursed                                                 (66,795)      (44,922)
                                                                        -----------    ----------
Net Expenses                                                              3,895,090        15,276
                                                                        -----------    ----------
NET INVESTMENT INCOME (LOSS)                                             (1,203,120)       (2,672)
                                                                        -----------    ----------

REALIZED AND UNREALIZED GAIN (LOSS)
Realized Gain (Loss) on:
 Investments                                                             25,099,740        79,138
 Written options                                                         (7,091,934)           --
 Foreign currency transactions                                              (14,325)         (536)
                                                                        -----------    ----------
Net Realized Gain (Loss)                                                 17,993,481        78,602
                                                                        -----------    ----------
Change in Unrealized Appreciation (Depreciation) on:
 Investments                                                             41,639,501     1,872,820
 Written options                                                            (94,941)           --
 Foreign currency translations                                                 (200)           52
                                                                        -----------    ----------
Net Change in Unrealized Appreciation (Depreciation)                     41,544,360     1,872,872
                                                                        -----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS                                                            59,537,841     1,951,474
                                                                        -----------    ----------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       $58,334,721    $1,948,802
                                                                        ===========    ==========

----------
*For the period from November 1, 2007 (commencement of operations) to December
 31, 2007.

See Notes to Financial Statements.

                                                     WINSLOW GREEN MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                          WINSLOW GREEN              WINSLOW GREEN
                                                           GROWTH FUND              SOLUTIONS FUND
                                               ----------------------------------  -----------------
                                                                                   NOVEMBER 1, 2007
                                                  YEAR ENDED        YEAR ENDED          THROUGH
                                               DECEMBER 31, 2007 DECEMBER 31, 2006 DECEMBER 31, 2007
                                               ----------------- ----------------- -----------------
OPERATIONS
 Net investment income (loss)                    $ (1,203,120)     $  (2,729,686)     $   (2,672)
 Net realized gain (loss)                          17,993,481          1,769,875          78,602
 Net change in unrealized appreciation
   (depreciation)                                  41,544,360          6,366,932       1,872,872
                                                 ------------      -------------      ----------
Increase (Decrease) in Net Assets from
  Operations                                       58,334,721          5,407,121       1,948,802
                                                 ------------      -------------      ----------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM
 Net investment income on investments                      --                 --         (33,142)
 Net realized gain on investments
   Investors shares                               (15,591,236)          (191,854)             --
   Institutional shares                            (1,535,752)           (13,968)             --
                                                 ------------      -------------      ----------
 Total distributions to shareholders              (17,126,988)          (205,822)        (33,142)
                                                 ------------      -------------      ----------
CAPITAL SHARE TRANSACTIONS
 Sale of shares
   Investor shares                                214,353,036        217,466,741       8,049,403
   Institutional shares                            19,570,007         19,414,239              --
 Reinvestment of distributions
   Investor shares                                 15,081,462            185,463          32,146
   Institutional shares                             1,496,507             12,550              --
 Redemption of shares
   Investor shares                                (81,797,895)      (180,605,595)         (3,124)
   Institutional shares                            (3,719,693)        (3,691,348)             --
 Redemption fees
   Investor shares                                    123,648            242,849              --
   Institutional shares                                   471             11,712              --
                                                 ------------      -------------      ----------
Increase (Decrease) from Capital Share
  Transactions                                    165,107,543         53,036,611       8,078,425
                                                 ------------      -------------      ----------
Increase (Decrease) in Net Assets                 206,315,276         58,237,910       9,994,085
NET ASSETS
 Beginning of period                              210,515,464        152,277,554              --
                                                 ------------      -------------      ----------
 End of period(a)                                $416,830,740      $ 210,515,464      $9,994,085
                                                 ============      =============      ==========
SHARE TRANSACTIONS
 Sale of shares
   Investor shares                                  9,632,213         11,013,779         952,027
   Institutional shares                               868,491          1,023,443              --
 Reinvestment of distributions
   Investor shares                                    677,210              9,136           3,070
   Institutional shares                                66,988                618              --
 Redemption of shares
   Investor shares                                 (3,888,953)        (9,874,380)           (315)
   Institutional shares                              (169,198)          (211,339)             --
                                                 ------------      -------------      ----------
Increase (Decrease) in Shares                       7,186,751          1,961,257         954,782
                                                 ============      =============      ==========
(a)Accumulated undistributed (distributions in
   excess of) net investment income (loss)       $    (12,209)     $      (1,670)     $   (9,532)
                                                 ============      =============      ==========

See Notes to Financial Statements.

WINSLOW GREEN MUTUAL FUNDS

WINSLOW GREEN GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding throughout each period.

                                                                          YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------
                                                              2007       2006       2005       2004      2003
                                                           --------   --------   --------   -------    -------
INVESTOR SHARES
NET ASSET VALUE PER SHARE, Beginning of period             $  19.85   $  17.62   $  15.90   $ 14.41    $  7.51
                                                           --------   --------   --------   -------    -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment loss(a)                                      (0.10)     (0.23)     (0.17)    (0.17)     (0.11)
  Net realized and unrealized gain (loss) on investments,
   options and foreign currency transactions                   4.70       2.46       2.09      1.90       7.00
                                                           --------   --------   --------   -------    -------
Total from Investment Operations                               4.60       2.23       1.92      1.73       6.89
                                                           --------   --------   --------   -------    -------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net realized gain                                           (1.04)     (0.02)     (0.22)    (0.24)        --
                                                           --------   --------   --------   -------    -------
Redemption fees(a)                                             0.01       0.02       0.02        --(b)    0.01
                                                           --------   --------   --------   -------    -------
NET ASSET VALUE PER SHARE, End of period                   $  23.42   $  19.85   $  17.62   $ 15.90    $ 14.41
                                                           ========   ========   ========   =======    =======
TOTAL RETURN                                                  23.47%     12.77%     12.18%    12.09%     91.74%

RATIO/SUPPLEMENTARY DATA
  Net assets at end of period (000's omitted)              $379,708   $194,366   $152,278   $48,366    $55,263
  Ratios to Average Net Assets:
    Net expenses                                               1.45%      1.45%      1.45%     1.45%      1.45%
    Gross Expenses(c)                                          1.47%      1.49%      1.69%     1.93%      1.90%
  Net investment income (loss)                                (0.46)%    (1.22)%    (1.02)%   (1.20)%    (0.93)%

PORTFOLIO TURNOVER RATE                                          94%       113%       103%      102%       202%

----------
(a)Calculated based on average shares outstanding during the period.
(b)Less than $0.01 per share.
(c)Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

                                                     WINSLOW GREEN MUTUAL FUNDS

WINSLOW GREEN GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding throughout each period.

                                                                                                  JUNE 6, 2006(A)
                                                                                  YEAR ENDED          THROUGH
                                                                               DECEMBER 31, 2007 DECEMBER 31, 2006
                                                                               ----------------- -----------------
INSTITUTIONAL SHARES
NET ASSET VALUE PER SHARE, Beginning of period                                      $ 19.87           $ 19.56
                                                                                    -------           -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment loss(b)                                                              (0.04)            (0.11)
  Net realized and unrealized gain (loss) on investments, options and foreign
   currency transactions                                                               4.72              0.42
                                                                                    -------           -------
Total from Investment Operations                                                       4.68              0.31
                                                                                    -------           -------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net realized gain                                                                   (1.04)            (0.02)
                                                                                    -------           -------
Redemption Fees(b)                                                                     0.00(c)           0.02
                                                                                    -------           -------
NET ASSET VALUE PER SHARE, End of period                                            $ 23.51           $ 19.87
                                                                                    =======           =======
TOTAL RETURN(D)                                                                       23.80%             1.68%

RATIO/SUPPLEMENTARY DATA
  Net assets at end of period (000's omitted)                                       $37,123           $16,150
  Ratios to Average Net Assets(e):
    Net expenses                                                                       1.20%             1.20%
    Gross Expenses(f)                                                                  1.22%             1.51%
  Net investment income (loss)                                                        (0.20)%           (1.06)%

PORTFOLIO TURNOVER RATE                                                                  94%              113%(d)

----------
(a)Commencement of operations.
(b)Calculated based on average shares outstanding during the period.
(c)Less than $0.01 per share.
(d)Not annualized for periods less than one year.
(e)Annualized for periods less than one year.
(f)Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

WINSLOW GREEN MUTUAL FUNDS

WINSLOW GREEN SOLUTIONS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding throughout each period.

                                                                               NOVEMBER 1, 2007(A)
                                                                                     THROUGH
                                                                                DECEMBER 31, 2007
                                                                               -------------------
INVESTOR SHARES
NET ASSET VALUE PER SHARE, Beginning of period                                       $10.00
                                                                                     ------
INCOME FROM INVESTMENT OPERATIONS
  Net investment loss(b)                                                                 --
  Net realized and unrealized gain (loss) on investments, options and foreign
   currency transactions                                                               0.51
                                                                                     ------
Total from Investment Operations                                                       0.51
                                                                                     ------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                               (0.04)
                                                                                     ------
Redemption Fees(b)                                                                     0.00(c)
                                                                                     ------
NET ASSET VALUE PER SHARE, End of period                                             $10.47
                                                                                     ======
TOTAL RETURN(D)                                                                        5.07%

RATIO/SUPPLEMENTARY DATA
  Net assets at end of period (000's omitted)                                        $9,994
  Ratios to Average Net Assets(e):
    Net expenses                                                                       1.45%
    Gross Expenses(f)                                                                  5.71%
  Net investment income (loss)                                                        (0.25)%

PORTFOLIO TURNOVER RATE                                                                  19%

----------
(a)Commencement of operations.
(b)Calculated based on average shares outstanding during the period.
(c)Less than $0.01 per share.
(d)Not annualized for periods less than one year.
(e)Annualized for periods less than one year.
(f)Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

                                                     WINSLOW GREEN MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

The Winslow Green Growth Fund and the Winslow Green Solutions Fund (individually a "Fund", and collectively, the "Funds"), are each a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-nine investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Winslow Green Growth Fund commenced operations on April 1, 2001, after it acquired the net assets of Winslow Environmental Growth Fund, a common trust fund, in exchange for Fund shares. The Winslow Green Growth Fund currently offers two classes of shares: Investor Shares and Institutional Shares. Investor Shares commenced operations on April 1, 2001 and Institutional Shares commenced operations on June 6, 2006. The Winslow Green Solutions Fund commenced operations on November 1, 2007. The Winslow Green Solutions Fund currently offers one class of shares, Investor Shares.

On November 1, 2007, the Winslow Green Solutions Fund acquired various securities from a separately managed account (SMA) managed by Winslow Management Co. in exchange for shares of the Fund. The acquisition of securities on November 1, 2007 from this tax-free transaction was as follows:

                   COST    UNREALIZED APPRECIATION MARKET VALUE
                   ----    ----------------------- ------------
                $2,814,963       $1,481,646         $4,296,609

As a result of this transaction 429,661 shares of Winslow Green Solutions Fund were issued to the SMA. This transaction qualified as a tax-free transfer under the IRC and related revenue rulings.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Exchange-traded options for which there were no sales reported that day are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued at broker-dealer bid quotation. Shares of open-end mutual funds are valued at net asset value. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Funds value their investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

WINSLOW GREEN MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007
--------------------------------------------------------------------------------


SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount are amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

FOREIGN CURRENCY - Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Funds may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

FOREIGN CURRENCY TRANSACTIONS - The Funds may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. These Funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Funds' foreign currency exposure. These contracts are valued daily, and each of the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. Due to the risks associated with these transactions, the Funds could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

OPTIONS - When the Funds write an option, an amount equal to the premium received by each Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Funds purchase an option, an amount equal to the premium paid by the Fund's is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from

                                                     WINSLOW GREEN MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007
--------------------------------------------------------------------------------

such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

RESTRICTED SECURITIES - The Funds may invest in securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by each Fund is included in the Schedule of Investments.

SECURITIES LENDING - The Funds lend portfolio securities from time to time in order to earn additional income. The Funds receive collateral in the form of securities, letters of credit and/or cash against the loaned securities and maintain such collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at year-end are disclosed on the Funds' Statement of Assets and Liabilities. Income earned from securities lending activity is separately reported on the Statement of Operations.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterizations of distributions made by the Funds.

FEDERAL TAXES - Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all their taxable income. In addition, by distributing in each calendar year substantially all their net investment income and capital gains, if any, the Funds will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME AND EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in an equitable manner.

Each Fund's class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of the Funds.

REDEMPTION FEES - A shareholder who redeems or exchanges shares within 90 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Funds to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Funds reserve the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - AN INTERPRETATION OF FASB STATEMENT NO. 109. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position

WINSLOW GREEN MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007
--------------------------------------------------------------------------------

taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of December 31, 2007, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended December 31, 2007 remains subject to examination by the Internal Revenue Service.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 FAIR VALUE MEASUREMENTS ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management is currently evaluating the application of SFAS 157, and has not at this time determined the impact, if any, resulting from the adoption on the Funds' financial statements.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED
PARTIES

INVESTMENT ADVISER - Winslow Management Company (the "Adviser") is the investment adviser to the Funds. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Funds at an annual rate of 0.90% of the Funds' average daily net assets.

DISTRIBUTION - Foreside Fund Services, LLC is the Funds' distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citi Fund Services, LLC ("Citi") or its affiliated companies. The Distributor receives no compensation from the Funds for its distribution services.

OTHER SERVICES - Citi provides administration, portfolio accounting, and transfer agency services to the Funds. Certain employees of Citi are also officers of the Trust.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Funds. FCS has no role in determining the investment policies of, or the securities to be purchased or sold by, the Trust or Funds. Certain officers or employees of FCS are also officers of the Trust. The Principal Executive Officer is an affiliate of the Distributor due to his ownership interest in the Distributor.

NOTE 4. EXPENSE REIMBURSEMENTS AND FEES WAIVED

During the year, the Adviser has contractually agreed to waive its fees and/or reimburse certain Fund expenses though April 30, 2008 to limit total annual operating expenses to 1.20% for Institutional shares and 1.45% for Investor shares of each class' average daily net assets within each Fund. Various fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary waivers and reimbursements may be reduced or eliminated at any time. For the year ended December 31, 2007, fees waived and reimbursed were:

                                    INVESTMENT
                                  ADVISER WAIVER  OTHER  TOTAL FEES WAIVED
                                  AND REIMBURSED WAIVERS  AND REIMBURSED
                  -               -------------- ------- -----------------
     Winslow Green Growth Fund       $63,575     $3,220       $66,795
     Winslow Green Solutions Fund     44,922         --        44,922

                                                     WINSLOW GREEN MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007
--------------------------------------------------------------------------------


NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, respectively, for the period ended December 31, 2007, were as follows:

                                           PURCHASES      SALES
                          -               ------------ ------------
             Winslow Green Growth Fund    $389,875,388 $258,045,077
             Winslow Green Solutions Fund    4,824,178      853,286

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

Distributions during the fiscal year ended as noted were characterized for tax purposes as follows:

                             ORDINARY INCOME LONG-TERM CAPITAL GAIN (LOSS)    TOTAL
             -               --------------- ----------------------------- -----------
Winslow Green Growth Fund
2007                             $    --              $17,126,988          $17,126,988
2006                                  --                  205,822              205,822
Winslow Green Solutions Fund
2007/*/                          $33,142              $        --          $    33,142

----------
*For the period from November 1, 2007 (Commencement of operations) through December 31, 2007.

As of December 31, 2007, distributable earnings (accumulated loss) on a tax basis were as follows:

                             UNDISTRIBUTED   UNREALIZED   UNDISTRIBUTED
                               ORDINARY     APPRECIATION    LONG-TERM   CAPITAL AND
                                INCOME     (DEPRECIATION)     GAIN      OTHER LOSSES    TOTAL
                             ------------- -------------- ------------- ------------ -----------
Winslow Green Growth Fund     $2,207,142    $68,545,830     $155,706     $(101,126)  $70,807,552
Winslow Green Solutions Fund  $   11,775    $ 1,872,872     $ 40,545     $    (536)  $ 1,924,656

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to Wash Sales, post-October currency loss, calendar year open straddle losses, mark to market on section 988 contracts in the Winslow Green Growth Fund and post-October currency loss in the Winslow Green Solutions Fund.

For tax purposes, the current year post-October loss was $13,102 for the Winslow Green Growth Fund and $536 for the Winslow Green Solutions Fund. This loss will be recognized for tax purposes on the first business day of the Funds' next year.

On the Statements of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2007. The following reclassification was the result of net operating losses and currency losses for the Winslow Green Growth Fund and net operating losses for the Winslow Green Solutions Fund. These reclassifications have no impact on the net assets of the Funds.

                                    ACCUMULATED NET       UNDISTRIBUTED NET
                                INVESTMENT INCOME (LOSS) REALIZED GAIN (LOSS)
                                ------------------------ --------------------
   Winslow Green Growth Fund           $1,192,581            $(1,192,581)
   Winslow Green Solutions Fund        $   26,282            $   (26,282)

WINSLOW GREEN MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007
--------------------------------------------------------------------------------


NOTE 7. WRITTEN OPTION TRANSACTIONS

Transactions in options written during the year ended December 31, 2007 for Winslow Green Growth Fund were as follows:

                                                           CALLS
                          -                      ------------------------
                                                    NUMBER
                                                 OF CONTRACTS   PREMIUMS
                          -                      ------------ -----------
      OUTSTANDING, DECEMBER 31, 2006                     0    $         0
      Options written                               17,016      3,066,855
      Options terminated in closing transactions   (14,283)    (2,228,034)
      Options exercised                               (863)      (136,220)
      Options expired                                 (636)       (67,117)
                                                   -------    -----------
      OUTSTANDING DECEMBER 31, 2007                  1,234        635,484
                                                   =======    ===========

NOTE 8. OTHER INFORMATION

On December 31, 2007, shareholders owning more than 10% of the outstanding shares of each class of each Fund are as follows:

                                                   NUMBER OF
                                                   INDIVIDUAL
                    FUND NAME                     SHAREHOLDERS % OF CLASS OWNED
                    ---------                     ------------ ----------------
 Winslow Green Growth Fund - Investor Shares           2              54%
 Winslow Green Growth Fund - Institutional Shares      3              50%
 Winslow Green Solutions Fund - Investor Shares        2              70%

These shareholders are omnibus accounts which are held on behalf of several individual shareholders.

NOTE 9. SUBSEQUENT EVENT

On January 9, 2008, upon the recommendation of the Adviser, the Board of Trustees approved a proposed plan of reorganization for the Winslow Green Growth Fund and Winslow Green Solutions Fund for submission to the Funds' shareholders for their approval. A special meeting of shareholders to vote on the reorganization is scheduled to be held March 28, 2008. If shareholders approve the proposed reorganization, the Funds will be reorganized into newly created series of the Professionally Managed Portfolios of USBancorp. The newly created series will be designed to be identical from an investment perspective to the Funds. The registration statement for the transaction on Form N-14 was filed with the Securities and Exchange Commission on January 30, 2008.

                                                     WINSLOW GREEN MUTUAL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Forum Funds and Shareholders of
Winslow Green Growth Fund
Winslow Green Solutions Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Winslow Green Growth Fund and Winslow Green Solutions Fund, each a series constituting Forum Funds (the "Trust"), as of December 31, 2007, and the related statements of operations for the year then ended (Winslow Green Solutions Fund, for the period from November 1, 2007 (commencement of operations) through December 31, 2007), the statements of changes in net assets and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of Trust management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Winslow Green Growth Fund and Winslow Green Solutions Fund of the Forum Funds as of December 31, 2007, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 26, 2008

WINSLOW GREEN MUTUAL FUNDS

ADDITIONAL INFORMATION (UNAUDITED)
DECEMBER 31, 2007
--------------------------------------------------------------------------------

INVESTMENT ADVISORY AGREEMENT APPROVAL

At the August 21, 2007 Board meeting, the Board, including the Independent Trustees, considered the initial approval for the Winslow Green Solutions Fund, and the approval of the continuance for the Winslow Green Growth Fund, of the investment advisory agreement pertaining to the Funds (the "Advisory Agreement"). In evaluating the Advisory Agreement for the Funds, the Board reviewed materials furnished by the Adviser and Citi, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Funds by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Funds; (3) the advisory fee and total expense ratio of the Funds compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee would enable the Funds' investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Funds. In its deliberations, the Board did not identify any particular information that was all-important or controlling, and the Board attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

NATURE, EXTENT AND QUALITY OF THE SERVICES

The Board met with the representative of the Adviser and discussed the Adviser's personnel, operations and financial condition. Specifically, the Board discussed the adequacy of its resources and quality of personnel responsible for servicing the Funds under the Advisory Agreement. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Funds by the Adviser.

The Board also considered the Adviser's financial stability. The Board reviewed the Adviser's financial statement, noting the Adviser's representation that the firm was financially stable. Based on the foregoing, the Board concluded that the Adviser was financially able to provide investment advisory services to the Funds.

COSTS OF SERVICES AND PROFITABILITY

The Board then considered information provided by the Adviser regarding its profitability and costs of services with respect to the Funds, and noted that the Adviser continues to subsidize the Funds by contractually waiving a portion of its fees through April 30, 2008 to keep the Funds' expense ratio from exceeding 1.20 % for Institutional Shares and 1.45% for Investor Shares. The Board also considered the Adviser's marketing and sales resources devoted to the Funds. The Board concluded that the level of the Adviser's profits attributable to the management of the Funds was not excessive in light of the services provided by the Adviser on behalf of the Funds.

COMPENSATION

The Board considered the Adviser's compensation for providing advisory services to the Winslow Green Solutions Fund and the Winslow Green Growth Fund and analyzed comparative information on advisory fees and total expenses. The Board noted that Winslow Green Growth Fund's actual advisory fee was slightly above the median and the mean of its Lipper Inc. peer group and that the actual total net expenses for the Institutional and Investor Shares were 1.20% and 1.45%, respectively, as compared to the median and mean actual total expenses of 1.47% and 1.52%, respectively, for the Fund's Lipper Inc. peer group.

The Board noted that Winslow Green Solutions Fund's proposed advisory fee was higher than the median and the mean of its Lipper Inc. peer group, and that the proposed total expense ratio of the Fund was in line with the median and mean expense ratios of funds in its Lipper Inc. peer group.

The Board noted that the Adviser's fees are consistent with those it charges on its separately managed accounts and that the Adviser continues to contractually waive a portion of its fees to keep the Funds' expense ratios from exceeding 1.20% for Institutional Shares and 1.45% for Investor Shares. The Board also recognized that it was difficult to compare advisory fees and expense ratios because of variations between the services

                                                     WINSLOW GREEN MUTUAL FUNDS

ADDITIONAL INFORMATION (UNAUDITED)
DECEMBER 31, 2007
--------------------------------------------------------------------------------

provided by the Adviser and those included in the advisory fees paid by other funds. Based on the foregoing, the Board concluded that the advisory fees charged to the Funds were reasonable.

PERFORMANCE

The Adviser discussed its investment approach to managing the Funds and represented that it would provide quality portfolio management services to the Funds. With respect to the Winslow Green Growth Fund, the Board considered the Fund's performance over the three-month, six-month, one-year, three-year and five-year periods ended June 30, 2007, noting that the Fund outperformed its benchmark and Lipper Inc. peer group over each period. The Board also noted that the Fund was rated four stars by Morningstar as of June 30, 2007 and had been consistently ranked in the top quartile of its Lipper peer group. The Board noted that the Fund was ranked number 2 out of 618 funds in its peer group for the three-month period ended June 30, 2007 and number 3 out of 380 funds for the five-year period ended June 30, 2007.

The Board considered that the Winslow Green Solutions Fund was new and thus had no performance history. The Board also considered the Adviser's demonstrated capability and performance as the Winslow Green Growth Fund's portfolio manager. Based on the above, the Board concluded that both Funds' performance was reasonable.

ECONOMIES OF SCALE

The Board considered whether the Winslow Green Solutions Fund and the Winslow Green Growth Fund would benefit from any economies of scale, noting that the investment advisory fee for the Fund did not contain breakpoints. The Board considered the size of the Funds and concluded that it would not be necessary to consider the implementation of fee breakpoints for at least the coming year.

OTHER BENEFITS

Finally, Winslow represented that it did not have soft dollar arrangements with other parties and did not receive any other benefits from its relationship with the Funds. Based on the foregoing representation, the Board concluded that other benefits received by Winslow from its relationship with the Funds were not a material factor to consider in approving the Winslow Green Solutions Fund's Advisory Agreement and renewing the Winslow Green Growth Fund's Advisory Agreement.

CONCLUSION

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of each Advisory Agreement. The Board also discussed the proposed approval of the continuance of each Advisory Agreement. Based upon its review, the Board concluded that the overall arrangements between the Funds and Winslow, as provided in the Advisory Agreements, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its business judgment.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolios are available, without charge and upon request, by calling (888) 314-9049 and on the SEC's website at www.sec.gov. The Winslow Green Growth Fund's proxy voting records for the period of July 1, 2006 through June 30, 2007 is available, without charge and upon request, by calling (888) 314-9049 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available, without charge and upon request on the SEC's

WINSLOW GREEN MUTUAL FUNDS

ADDITIONAL INFORMATION (UNAUDITED)
DECEMBER 31, 2007
--------------------------------------------------------------------------------

website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 for the Winslow Green Growth Fund and the Fund's inception date for the Winslow Green Solutions Fund through December 31, 2007.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                                                        ENDING                      ANNUALIZED
                                                    BEGINNING        ACCOUNT VALUE   EXPENSES PAID   EXPENSE
                                                ACCOUNT VALUE/1,2/ DECEMBER 31, 2007 DURING PERIOD* RATIO/1,2/
                                                -----------------  ----------------- -------------- ----------
WINSLOW GREEN GROWTH FUND/(1)/
INVESTOR SHARES
Actual Return                                       $1,000.00          $1,055.07         $7.51         1.45%
Hypothetical Return (5% return before expenses)     $1,000.00          $1,017.90         $7.38         1.45%
INSTITUTIONAL SHARES
Actual Return                                       $1,000.00          $1,056.70         $6.22         1.20%
Hypothetical Return (5% return before expenses)     $1,000.00          $1,019.16         $6.11         1.20%
WINSLOW GREEN SOLUTIONS FUND/(2)/
INVESTOR SHARES
Actual Return                                       $1,000.00          $1,050.72         $2.44         1.45%
Hypothetical Return (5% return before expenses)     $1,000.00          $1,017.90         $7.38         1.45%

----------
1Expenses are equal to the Winslow Green Growth Fund's annualized expense ratio as indicated above multiplied by the average account value over the period with a beginning account value of July 1, 2007, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.
2Expenses are equal to the Winslow Green Solutions Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period (except for the Fund's actual return information which reflects the 60-day period between November 1, 2007, the date of inception, through December 31, 2007).

                                                     WINSLOW GREEN MUTUAL FUNDS

ADDITIONAL INFORMATION (UNAUDITED)
DECEMBER 31, 2007
--------------------------------------------------------------------------------


FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

INCOME DIVIDENDS - For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Winslow Green Solutions Fund designates 17.64% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 5.14% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund designates 67.43% of its income dividends as qualified interest income (QII.) The Fund also designates 100.00% as qualified short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

CAPITAL GAIN DIVIDENDS - The Fund paid long-term capital gain dividends of $17,126,988 for the tax year ended December 31, 2007 for the Winslow Green Growth Fund.

TRUSTEES AND OFFICERS OF THE TRUST - The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another investment company (collectively, the "Fund Complex"), as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the capacities noted below for Monarch Funds with the exception of Mr. Collier and Ms. Bakke who do not serve as officers of Monarch Funds.
Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Two Portland Square, Portland, ME 04101, unless otherwise indicated. Each Trustee oversees thirty-three portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds, a registered investment company within the Fund Complex. Mr. Keffer is also an Interested Trustee/Director of Wintergreen Fund, Inc. and Monarch Funds. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (888) 314-9049.

                                      LENGTH
       NAME             POSITION      OF TIME              PRINCIPAL OCCUPATION(S) DURING
 AND YEAR OF BIRTH   WITH THE TRUST   SERVED                        PAST 5 YEARS
----------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
J. Michael Parish    Chairman of    Trustee     Retired; Partner, Wolf, Block, Schorr and Solis-
Born: 1943           the Board;     since 1989  Cohen, LLP (law firm) 2002-2003; Partner, Thelen
                     Trustee;       (Chairman   Reid & Priest LLP (law firm) 1995 - 2002.
                     Chairman,      since 2004)
                     Compliance
                     Committee,
                     Nominating
                     Committee
                     and Qualified
                     Legal
                     Compliance
                     Committee
----------------------------------------------------------------------------------------------------
Costas Azariadis     Trustee;       Since 1989  Professor of Economics, Washington University
Born: 1943           Chairman,                  (effective 2006); Professor of Economics, University
                     Valuation                  of California-Los Angeles 1992 - 2006.
                     Committee
----------------------------------------------------------------------------------------------------
James C. Cheng       Trustee;       Since 1989  President, Technology Marketing Associates
Born: 1942           Chairman,                  (marketing company for small- and medium-sized
                     Audit                      businesses in New England).
                     Committee
----------------------------------------------------------------------------------------------------

WINSLOW GREEN MUTUAL FUNDS

ADDITIONAL INFORMATION (UNAUDITED)
DECEMBER 31, 2007
--------------------------------------------------------------------------------

                                       LENGTH
       NAME            POSITION        OF TIME                   PRINCIPAL OCCUPATION(S) DURING
 AND YEAR OF BIRTH  WITH THE TRUST     SERVED                             PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
John Y. Keffer      Trustee;        Since 1989    President, Forum Foundation (a charitable
Born: 1942          Chairman,                     organization) since 2005; President, Forum Trust,
                    Contracts                     LLC (a non-depository trust company) since 1997;
                    Committee                     President, Citi Fund Services, LLC (Citi) 2003 - 2005;
                                                  President, Forum Financial Group, LLC ("Forum") (a
                                                  fund services company acquired by Citibank, N.A.)
                                                  1999 - 2003.
--------------------------------------------------------------------------------------------------------------
OFFICERS
Simon D. Collier    President;      Since 2005    President of Foreside Financial Group LLC ("FFG"),
Born: 1961          Principal                     (financial services firm), the parent of the Distributor,
                    Executive                     and holds various officer positions of FFG
                    Officer                       subsidiaries, 2005 to present; President, Foreside
                                                  Services, Inc. (staffing services firm), an affiliate of the
                                                  Distributor, 2006 to present; Chief Operating Officer
                                                  and Managing Director, Global Fund Services,
                                                  Citigroup 2003 - 2005; Managing Director, Global
                                                  Securities Services for Investors, Citibank, N.A.
                                                  1999 - 2003. Mr. Collier serves as an officer to other
                                                  unaffiliated mutual funds or closed-end funds for
                                                  which the Distributor or its affiliates, act as
                                                  distributor or provider of other services.
--------------------------------------------------------------------------------------------------------------
Trudance L.C. Bakke Treasurer;      Since 2005    Director, Foreside Compliance Service, LLC since
Born: 1971          Principal       (Principal    2006; Product Manager, Citigroup 2003-2006; Senior
                    Financial       Financial     Manager of Corporate Finance, Forum 1999 - 2003.
                    Officer         Officer since Ms. Bakke serves as an officer to other unaffiliated
                                    August 2006)  mutual funds or closed-end funds for which the
                                                  Distributor or its affiliates, act as distributor or
                                                  provider of other services.
--------------------------------------------------------------------------------------------------------------
Beth P. Hanson      Vice President; Since 2003    Relationship Manager, Citigroup since 2003;
Born: 1966          Assistant                     Relationship Manager, Forum 1999 - 2003.
                    Secretary
--------------------------------------------------------------------------------------------------------------
Sara M. Morris      Vice President  Since 2007    Director and Relationship Manager, Citigroup since
Born: 1963                                        2004; Chief Financial Officer, The VIA Group, LLC
                                                  (strategic marketing company) 2000 - 2003.
--------------------------------------------------------------------------------------------------------------
Velvet R. Regan     Secretary       Since 2007    Assistant Counsel, Citi Services LLC (f/k/a BISYS
Born: 1978                                        Fund Services Ohio, Inc.) since September 2006:
                                                  Associate Attorney. Gilmartin Magence Camiel &
                                                  Ross, LLP (law firm) February 2006 through
                                                  September 2006: Tax Administrator, State Street
                                                  Corporation 2000 - 2002.
--------------------------------------------------------------------------------------------------------------

[LOGO]

                                P.O. Box 182218
                            Columbus, OH 43218-2218
                                (888) 314-9049
                                 www.wggf.com

                              INVESTMENT ADVISER
                        Winslow Management Company, LLC
                          99 High Street, 12th Floor
                          Boston, Massachusetts 02110
                             www.winslowgreen.com

                                TRANSFER AGENT
                            Citi Fund Services, LLC
                                P.O. Box 182218
                            Columbus, OH 43218-2218
                                (888) 314-9049

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                       Two Portland Square, 1/ST/ Floor
                             Portland, Maine 04101
                               www.foresides.com

[LOGO]

Printed with vegetable-based inks

127-AR-1207

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Forum Funds has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $93,000 in 2006 and $125,500 in 2007.

(b) Audit-Related Fees - The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2006 and $0 in 2007.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $15,400 in 2006 and $20,500 in 2007. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $3,250 in 2006 and $1,000 in 2007. These services consisted of security count fees and overrun billing.

(e) (1) The Audit Committee reviews and approves in advance all audit and "permissible non-audit services" (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each a "Series"). In addition, the Audit Committee reviews and approves in advance all "permissible non-audit services" to be provided to an investment adviser (not including any sub-adviser) of a Series or an affiliate of such investment adviser that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant ("Affiliate"), by the Series' principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series' investment adviser or Affiliate to the Series' principal accountant for audit and permissible non-audit services are consistent with the principal accountant's independence.

(e) (2) 0%

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $15,400 in 2006 and $20,500 in 2007. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Series' investment adviser or any Affiliate.

(h) If the Series' investment adviser or any Affiliate engages the Registrant's principal accountant for non-audit services and the services were not pre-approved as described in paragraph (e)(1) of this Item, the

Audit Committee considers such engagement in evaluating the independence of the Registrant's principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of report to shareholders under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant does not accept nominees to the board of directors from shareholders.

ITEM 11. CONTROLS AND PROCEDURES

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant   Forum Funds
             -----------


By     /s/ Simon D. Collier
       ---------------------------------
       Simon D. Collier, Principal Executive Officer

Date   02/28/08
       ---------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By   /s/ Simon D. Collier
     ---------------------------------
     Simon D. Collier, Principal Executive Officer

Date 02/28/08
     ---------------------------------


By   /s/ Trudance L.C. Bakke
     ---------------------------------
     Trudance L.C. Bakke, Principal Financial Officer

Date 02/28/08
     ---------------------------------